Exhibit 10.16

TERMS AND CONDITIONS

The issue of the €25,000,000 9 per cent. Guaranteed Senior Unsecured Convertible Bonds due 2018 (the Bonds, which expression shall, unless otherwise indicated, include any Further Bonds) was (save in respect of any such Further Bonds) authorised by a resolution of the Board of Directors of TiGenix NV (the Issuer) passed on 26 February 2015.  The giving of the guarantee in respect of the Bonds by TiGenix S.A.U. (the Guarantor) pursuant to the Trust Deed (as defined below) was authorised by a resolution of the Board of Directors of the Guarantor passed on 23 February 2015. The Bonds are constituted by a trust deed dated 6 March 2015 (the Trust Deed) between the Issuer, the Guarantor and BNP Paribas Trust Corporation UK Limited (the Trustee, which expression shall include all persons for the time being appointed as the trustee or trustees under the Trust Deed) as trustee for the holders (as defined below) of the Bonds.  The statements set out in these Terms and Conditions (the Conditions) are summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bonds.  The Bondholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and those provisions applicable to them which are contained in the Paying and Conversion Agency Agreement dated 6 March 2015 (the Agency Agreement) relating to the Bonds between the Issuer, the Guarantor, the Trustee, BNP Paribas Securities Services S.C.A., Brussels branch (the Principal Paying and Conversion Agent and the Domiciliary Agent, which expressions shall include any successor as Principal Paying and Conversion Agent or Domiciliary Agent, respectively, under the Agency Agreement), the other Paying and Conversion Agents for the time being (such persons, together with the Principal Paying and Conversion Agent, being referred to below as the Paying and Conversion Agents, which expression shall include their successors as Paying and Conversion Agents under the Agency Agreement). The Issuer and the Guarantor have also entered into a Calculation Agency Agreement dated 6 March 2015 (the Calculation Agency Agreement) with Conv-Ex Advisors Limited (the Calculation Agent which expression shall include any successor as calculation agent under the Calculation Agency Agreement) whereby the Calculation Agent has been appointed to make certain calculations in relation to the Bonds. The Issuer, the Guarantor and the Trustee have also entered into an Escrow Deed dated 6 March 2015 (the Escrow Deed) with BNP Paribas Securities Services, Luxembourg Branch (the Escrow Agent) whereby the Escrow Agent will hold and release certain funds as described in Condition 3.2.

Copies of each of the Trust Deed, the Agency Agreement, the Calculation Agency Agreement and the Escrow Deed are available for inspection by Bondholders by prior appointment during normal business hours at the registered office for the time being of the Trustee (being at the Closing Date (as defined herein) at 55 Moorgate, London EC2R 6PA), and at the specified offices of the Paying and Conversion Agents.

The Bonds are convertible in the manner described below into fully paid ordinary shares in the capital of the Issuer (Ordinary Shares).

Capitalised terms used but not defined in these Conditions shall have the meanings provided in the Trust Deed unless, in any case, the context otherwise requires or unless otherwise stated.

1.                                      FORM, DENOMINATION, TITLE AND STATUS

1.1                               Form, Denomination and Title

The Bonds are in dematerialised form in accordance with Article 468 of the Belgian Code of Companies. The Bonds will be represented by book entry in the records of the clearing system operated by the National Bank of Belgium (the NBB) or any successor thereto (the NBB System or X/N System). The Bonds can be held by their holders through participants in the NBB System, including Euroclear Bank S.A./N.V. or its successor from time to time (Euroclear) and Clearstream Banking, société anonyme or its successor from time to time (Clearstream, Luxembourg) and through other financial intermediaries which in turn hold the Bonds through Euroclear and Clearstream, Luxembourg, or other participants in the NBB System. The Bonds are accepted for clearance through the NBB System, and are accordingly subject to the applicable Belgian clearing regulations, including the Belgian law of 6 August 1993 on transactions in certain securities, its implementing Belgian Royal Decrees of 26 May 1994 and 14 June 1994 and the rules of the NBB System and its annexes, as issued or modified by the NBB from time to time (the laws, decrees and rules mentioned in this Condition being referred to herein as the NBB System Regulations).

Title to the Bonds passes by account transfer. The holder (as defined below) of any Bond will not be entitled to exchange the Bonds into definitive bonds in bearer form.

Bonds may be held only by, and transferred only to, Eligible Investors holding their securities in an exempt securities account that has been opened with a financial institution that is a direct or indirect participant in the NBB System.

Bondholders are entitled to exercise the rights they have, including exercising Conversion Rights (as defined below), voting rights, making requests, giving consents, directing the Trustee to take action under these Conditions and the Trust Deed and other associative rights (as defined for the purposes of Article 474 of the Belgian Company Code) upon submission of an affidavit drawn up by the NBB, Euroclear, Clearstream, Luxembourg or any other participant duly licensed in Belgium to keep dematerialised securities accounts showing such holder’s position in the Bonds (or the position held by the financial institution through which such holder’s Bonds are held with the NBB, Euroclear, Clearstream, Luxembourg or such other participant, in which case an affidavit drawn up by that financial institution will also be required).

If at any time the Bonds are transferred to another clearing system, not operated or not exclusively operated by the NBB, these provisions shall apply mutatis mutandis to such successor clearing system and successor.

For so long as the Bonds are in dematerialised form in the NBB System, references in these Conditions to Bonds being ‘delivered’ in connection with exercise of Conversion Rights or a Bondholder’s right to require redemption of its Bonds following a Change of Control or the requirements for the giving of Conversion Notices, Tax Redemption Notices and Change of Control Put Exercise Notices shall, where appropriate, be construed as obligations to comply with any applicable rules and procedures of the NBB System in connection with the exercise of such conversion or redemption or the giving of such notice.

The Bonds are in principal amounts of €100,000 each (the Authorised Denomination).

1.2                               Status

The Bonds constitute direct, unconditional, unsubordinated and (subject to Condition 3) unsecured obligations of the Issuer and rank and will rank at all times pari passu and rateably, without any preference among themselves, and equally with all other existing and future unsecured (subject to Condition 3) and unsubordinated obligations of the Issuer save for such obligations that may be preferred by provisions of law that are mandatory and of general application.

2.                                      GUARANTEE

The Guarantor has, in the Trust Deed, unconditionally and irrevocably guaranteed the due and punctual payment of all sums payable by the Issuer under the Trust Deed, the Escrow Deed and the Bonds (the Guarantee). The obligations of the Guarantor under the Guarantee constitute direct, unconditional, unsubordinated and (subject to Condition 3) unsecured obligations of the Guarantor and rank equally with all other existing and future unsecured (subject to Condition 3) and unsubordinated obligations of the Guarantor but, in the event of a winding-up, bankruptcy or dissolution, save for such obligations that may be preferred by provisions of law that are mandatory and of general application.

3.                                      COVENANTS

3.1                               Negative Pledge

So long as any of the Bonds remains outstanding (as defined in the Trust Deed), the Issuer and the Guarantor will not create or permit to subsist, and the Issuer and the Guarantor will ensure that none of their respective Subsidiaries (if any) will create or permit to subsist, any mortgage, charge, lien, pledge or other form of encumbrance or security interest (each a Security Interest) upon or with respect to the whole or any part of its present or future business, undertaking, property, assets or revenues (including any uncalled capital) to secure any Relevant Indebtedness (as defined in Condition 4) or to secure any guarantee of or indemnity in respect of any Relevant Indebtedness unless, in the case of the creation of a Security Interest, before or at the same time and, in any other case, promptly, any and all action necessary shall have been taken to the satisfaction of the Trustee to ensure that:

(a)                                 all amounts payable by the Issuer and the Guarantor under the Bonds and the Trust Deed are secured by the relevant Security Interest equally and rateably with the Relevant Indebtedness or guarantee or indemnity, as the case may be, to the satisfaction of the Trustee; or

(b)                                 such other Security Interest or guarantee or indemnity or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer and the Guarantor under the Bonds and the Trust Deed either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders.

3.2                               Escrow Arrangements

On the Closing Date, an amount equal to at least €4,500,000 (the Initial Escrow Amount) (the aggregate amount of interest to be paid on the Bonds on the first four Interest Payment Dates from (and including)  6  September 2015  up to (and including)  6  March 2017 (the Escrow Interest Payment Dates)) will be deducted from the net proceeds of the issue of the Bonds and transferred to one or more accounts (herein referred to collectively as the Escrow Account) in the name of the Issuer with the Escrow Agent, to be held subject to the terms of the Escrow Deed.

Amounts standing to the credit of the Escrow Account may not be withdrawn or released except in the following circumstances:

(a)                                 on the business day in London and Brussels prior to (or in any event not later than) each Escrow Interest Payment Date, the Escrow Agent shall (upon appropriate instructions being received from the Issuer (or, where applicable, the Trustee) as provided in the Escrow Deed) release from the Escrow Account:

(i)                                     to or to the order of the Principal Paying and Conversion Agent (or, following the occurrence of an Event of Default or Potential Event of Default, upon demand by the Trustee, to or to the order of the Trustee) an amount equal to the aggregate amount of interest payable in respect of the Bonds on such Escrow Interest Payment Date (and the Principal Paying and Conversion Agent shall apply such amount in payment of the relevant interest payments in accordance with, and subject to, the terms of the Agency Agreement); and

(ii)                                  to or to the order of the Issuer an amount which, in the event of the conversion of any Bonds pursuant to Condition 6 or any redemption or purchase and cancellation of any Bonds pursuant to Condition 7 in the period from (and including) the immediately preceding Escrow Interest Payment Date (or, if none, the Closing Date) to (but excluding) such Escrow Interest Payment Date, is equal to the aggregate of any interest which has not been paid (and is not, in connection with such conversion, redemption or purchase and cancellation, required to be paid) in respect of such Bonds and which would, but for such Conversion, redemption or purchase and cancellation of such Bonds, have been payable by way of interest in respect of such Bonds on or before the final Escrow Interest Payment Date (and, for the avoidance of doubt, such released funds will form part of the general assets of the Issuer); and

(b)                                 on the business day in London and Brussels following the final Escrow Interest Payment Date or, if earlier, upon (or as soon as reasonably practicable following) the commencement of a winding-up, bankruptcy or dissolution of the Issuer, the Escrow Agent shall release all remaining funds from the Escrow Account (net of any break costs of the Escrow Agent, which the Escrow Agent will be permitted to deduct prior to release of such remaining funds) to the Issuer (or, in the event of a winding-up, bankruptcy or dissolution of the Issuer, the relevant insolvency official) (and, for the avoidance of doubt, such released funds will form part of the general assets of the Issuer).

The Escrow Agent shall not be required to calculate the amounts payable under this Condition 3.2 and shall be entitled to rely on any instruction provided by the Issuer and, if applicable, the Trustee as to the amounts so payable.

4.                                      DEFINITIONS

In these Conditions, unless otherwise provided:

Additional Ordinary Shares has the meaning provided in Condition 6.3.

Bondholder and holder mean, in respect of any Bond, the holder from time to time of that Bond as determined by reference to the records of the relevant clearing systems or financial intermediaries and the affidavits referred to in Condition 1.1 (subject, in the case of any exercise or performance by the Trustee of any right, power, trust, authority, duty or discretion under or relation to the Trust Deed or these Conditions, to Condition 13.4).

business day means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in that place.

a Change of Control means a person or any persons acting in concert (as defined in article 606 of the Belgian Company Code) (jointly referred to as the Offeror):

(i)                                     acquires sole or joint control over the Issuer as a result whereof the Offeror is under an obligation to launch a public tender offer for the acquisition of the Ordinary Shares that are not yet in the possession of the Offeror; or

(ii)                                  launches a voluntary tender offer for the acquisition of the Ordinary Shares or otherwise acquires Ordinary Shares (whether on exchange or over-the-counter) that are not yet in the possession of the Offeror, and the result of the transactions in (i) and (ii) being that at least 30 per cent. of the Ordinary Shares have or will become unconditionally vested in the Offeror (the moment of the vesting being the Change of Control for these purposes).

Change of Control Conversion Price has the meaning provided in Condition 6.2(j).

Change of Control Notice has the meaning provided in Condition 6.7.

Change of Control Period means the period commencing on the occurrence of a Change of Control and ending 60 calendar days following the Change of Control or, if later, 60 calendar days following the date on which a Change of Control Notice is given to Bondholders as required by Condition 6.7.

Change of Control Put Date has the meaning provided in Condition 7.5.

Change of Control Put Exercise Notice has the meaning provided in Condition 7.5.

Closing Date means 6 March 2015.

Conversion Date has the meaning provided in Condition 6.8.

Conversion Notice has the meaning provided in Condition 6.8.

Conversion Period has the meaning provided in Condition 6.1.

Conversion Period Commencement Date has the meaning provided in Condition 6.1.

Conversion Price has the meaning provided in Condition 6.1.

Conversion Right has the meaning provided in Condition 6.1.

Conversion Right Transfer has the meaning provided in Condition 6.13.

Current Market Price means, in respect of an Ordinary Share at a particular date, the average of the daily Volume Weighted Average Price of an Ordinary Share on each of the five consecutive dealing days ending on the dealing day immediately preceding such date as determined by the Calculation Agent; provided that if at any time during the said five-dealing-day period the Volume Weighted Average Price shall have been based on a price ex-Dividend (or ex-any other entitlement) and during some other part of that period the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum-any other entitlement), then:

(a)                                 if the Ordinary Shares to be issued or transferred and delivered do not rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price on the dates on which the Ordinary Shares shall have been based on a price cum-Dividend (or cum-any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of first public announcement of such Dividend or entitlement, in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit; or

(b)                                 if the Ordinary Shares to be issued or transferred and delivered do rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price on the dates on which the Ordinary Shares shall have been based on a price ex-Dividend (or ex-any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof increased by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of first public announcement of such Dividend or entitlement, in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit, and provided further that:

(1)                                 if on each of the said five dealing days the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum-any other entitlement) in respect of a Dividend (or other entitlement) which has been declared or announced but the Ordinary Shares to be issued or transferred and delivered do not rank for that Dividend (or other entitlement) the Volume Weighted Average Price on each of such dates shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of the first public announcement of such Dividend or entitlement, in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit;

(2)                                 for the purposes of any calculation or determination required to be made pursuant to paragraphs (a)(1) or (a)(2) of the definition of “Dividend”, if on any of the said five dealing days the Volume Weighted Average Price shall have been based on a price cum the relevant Dividend or capitalisation which gives rise to the requirement to make such calculation or determination, the Volume Weighted Average Price on any such dealing day shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of the relevant cash Dividend; and

(3)                                 if the Volume Weighted Average Price of an Ordinary Share is not available on one or more of the said five dealing days (disregarding for this purpose the proviso to the definition of Volume Weighted Average Price), then the average of such Volume Weighted Average Prices which are available in that five-dealing-day period shall be used (subject to a minimum of two such prices) and if only one, or no, such Volume Weighted Average Price is available in the relevant period the Current Market Price shall be determined in good faith by an Independent Financial Adviser.

dealing day means a day on which the Relevant Stock Exchange or relevant market is open for business and on which Ordinary Shares, Securities or Spin-Off Securities (as the case may be) may be dealt in (other than a day on which the Relevant Stock Exchange or relevant market is scheduled to or does close prior to its regular weekday closing time).

Dividend means any dividend or distribution to Shareholders (including a Spin-Off) whether of cash, assets or other property, and however described and whether payable out of share premium account, profits, retained earnings or any other capital or revenue reserve or account, and including a distribution or payment to holders upon or in connection with a reduction of capital (and for these purposes a distribution of assets includes without limitation an issue of Ordinary Shares or other Securities credited as fully or partly paid up by way of capitalisation of profits or reserves), provided that:

(a)                                 where:

(1)                                 a Dividend in cash is announced which may at the election of a Shareholder or Shareholders be satisfied by the issue or delivery of Ordinary Shares or other property or assets, or where an issue of Ordinary Shares to Shareholders by way of a capitalisation of profits or reserves (including any share premium account or capital redemption reserve) is announced which may at the election of a Shareholder or Shareholders be, satisfied by the payment of cash, then the Dividend or capitalisation in question shall be treated as a cash Dividend of an amount equal to the greater of (i) the Fair Market Value of such cash amount and (ii) the Current Market Price of such Ordinary Shares or, as the case may be, the Fair Market Value of such other property or assets, in any such case as at the first date on which the Ordinary Shares are traded ex-  the relevant Dividend or capitalisation on the

Relevant Stock Exchange (or, if later, the Dividend Determination Date), save that where a Dividend in cash is announced which may at the election of a Shareholder or Shareholders be satisfied by the issue or delivery of Ordinary Shares where the number of Ordinary Shares to be issued or delivered is to be determined during a period following such announcement and is to be determined by reference to the closing price or volume weighted average price or any like or similar pricing benchmark of the Ordinary Shares, without any discount, at a date falling, or in respect of a period commencing, not earlier than the date of the first public announcement in respect of such Dividend, then such Dividend shall be treated as a cash Dividend in an amount equal to the Fair Market Value of such cash amount; or

(2)                                 there shall be any issue of Ordinary Shares to Shareholders by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve) where such issue is or is expressed to be in lieu of a Dividend (whether or not a cash Dividend equivalent or amount is announced) or a Dividend in cash that is to be satisfied by the issue or delivery of Ordinary Shares or other property or assets, the capitalisation or Dividend in question shall be treated as a cash Dividend of an amount equal to the Current Market Price of such Ordinary Shares or, as the case may be, the Fair Market Value of such other property or assets as at the first date on which the Ordinary Shares are traded ex- the relevant capitalisation or, as the case may be, ex- the relevant Dividend on the Relevant Stock Exchange or, if later, the Dividend Determination Date, save that where a Dividend in cash is announced which is to be satisfied by the issue or delivery of Ordinary Shares where the number of Ordinary Shares to be issued or delivered is to be determined during a period following such announcement and is to be determined by reference to the closing price or volume weighted average price or any like or similar pricing benchmark of the Ordinary Shares, without any discount, or in respect of a period commencing, not earlier than the date of the first public announcement in respect of such Dividend, then such Dividend shall be treated as a cash Dividend in an amount equal to the Fair Market Value of such cash amount;

(b)                                 any issue of Ordinary Shares falling within Condition 6.2(a) or 6.2(b) below shall be disregarded;

(c)                                  a purchase or redemption or buy back of share capital of the Issuer by or on behalf of the Issuer or any member of the Group shall not constitute a Dividend unless, in the case of a purchase or redemption or buy back of Ordinary Shares by or on behalf of the Issuer or any member of the Group, the volume weighted average price per Ordinary Share (before expenses) on any one day (a Specified Share Day) in respect of such purchases or redemptions or buy backs (translated, if not in the Relevant Currency, into the Relevant Currency at the Prevailing Rate on such day) exceeds by more than 5% the average of the daily Volume Weighted Average Price of an Ordinary Share on:

(i)                                     the five dealing days immediately preceding the Specified Share Day; or

(ii)                                  where an announcement (excluding, for the avoidance of doubt for these purposes, any general authority for such purchases, redemptions or buy backs approved by a general meeting of Shareholders or any notice convening such a meeting of Shareholders) has been made of the intention to purchase, redeem or buy back Ordinary Shares at some future date at a specified price or where a tender offer is made, on the five dealing days immediately preceding the date of such announcement or the date of first public announcement of such tender offer (and regardless of whether or not a price per Ordinary Share, a minimum price per

Ordinary Share or a price range or a formula for the determination thereof is or is not announced at such time),

in which case such purchase, redemption or buy back shall be deemed to constitute a Dividend in the Relevant Currency in an amount equal to the amount by which the aggregate price paid (before expenses) in respect of such Ordinary Shares purchased, redeemed or bought back by the Issuer or, as the case may be, any member of the Group (translated where appropriate into the Relevant Currency as provided above) exceeds the product of (i) 105% of the average of the daily Volume Weighted Average Price of an Ordinary Share and (ii) the number of Ordinary Shares so purchased, redeemed or bought back;

(d)                                 if the Issuer or any member of the Group shall purchase, redeem or buy back any depositary or other receipts or certificates representing Ordinary Shares, the provisions of paragraph (c) above shall be applied in respect thereof in such manner and with such modifications (if any) as shall be determined in good faith by an Independent Financial Adviser;

(e)                                  where a dividend or distribution is paid or made to Shareholders pursuant to any plan implemented by the Issuer for the purpose of enabling Shareholders to elect, or which may require Shareholders, to receive dividends or distributions in respect of the Ordinary Shares held by them from another person or person other than (or in addition to) the Issuer, such dividend or distribution shall for the purposes of these Conditions be treated as a dividend or distribution made or paid to Shareholders by the Issuer, and the foregoing provisions of this definition, and the provisions of these Conditions; and

(f)                                   where a Dividend in cash is declared which provides for payment by the Issuer to Shareholders of an amount in the Relevant Currency, whether at the option of Shareholders or otherwise, it shall be treated as a cash Dividend in the amount of such Relevant Currency and in any other case it shall be treated as a cash Dividend in the amount and in the currency in which it is payable by the Issuer, and any such determination shall be made on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.

Dividend Determination Date means for the purposes of the definition of “Dividend” the date on which the number of Ordinary Shares or, as the case may be, amount of other property or assets, which may be issued or delivered is, or is capable of being, determined, and where determined by reference to prices or values or the like on or during a particular day or during a particular period, the Dividend Determination Date shall be deemed to be such day or the last day of such period, as the case may be.

Eligible Investor means a person who is entitled to hold securities through a so-called X-account (being an exempted account from withholding) in a settlement system in accordance with Article 4 of the Belgian Royal Decree of 26 May 1994 on the collection and refund of withholding tax (as amended or replaced from time to time).

equity share capital has the meaning given to it in Article 476 of the Belgian Company Code.

Escrow Account has the meaning given in Condition 3.2.

Escrow Agent has the meaning given in the preamble to these Conditions.

Escrow Deed has the meaning given in the preamble to these Conditions.

Escrow Interest Payment Dates has the meaning given in Condition 3.2.

euro, EUR or € means the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended.

Existing Shareholders means, with respect to a Scheme of Arrangement, the Shareholders of the Issuer immediately prior to such Scheme of Arrangement.

Extraordinary Resolution has the meaning provided in the Trust Deed.

Fair Market Value means, with respect to any property on any date:

(a)                                 in the case of a cash Dividend, the amount of such cash Dividend;

(b)                                 in the case of any other cash amount, the amount of such cash;

(c)                                  in the case of Securities, Spin-Off Securities, options, warrants or other rights or assets which are publicly traded in a market of adequate liquidity (as determined in good faith by the Calculation Agent), the arithmetic mean of the daily Volume Weighted Average Prices of such Securities, Spin-Off Securities, options, warrants or other rights or assets during the period of five dealing days on the relevant stock exchange or securities or other market commencing on such date (or, if later, the first such dealing day such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded) or such shorter period as such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded; and

(d)                                 in the case of Securities, Spin-Off Securities, options, warrants or other rights or assets which are not publicly traded on a market of adequate liquidity (as aforesaid), such amount as is determined in good faith by an Independent Financial Adviser, on the basis of a commonly accepted market valuation method and taking account of such factors as it considers appropriate, including, without limitation, the market price per Ordinary Share, the dividend yield of an Ordinary Share, the volatility of such market price, prevailing interest rates and the terms of such Securities, Spin-Off Securities, options, warrants or other rights or the terms of, or rights attached to, such assets, including as to the expiry date and exercise price (if any) thereof.

Such amounts shall, in the case of (a) above, be translated into the Relevant Currency (if such cash Dividend is declared, announced, made, paid or payable in a currency other than the Relevant Currency) at the rate of exchange used to determine the amount payable to Shareholders who were paid or are to be paid or are entitled to be paid the cash Dividend in the Relevant Currency; and in any other case, shall be translated into the Relevant Currency (if expressed in a currency other than the Relevant Currency) at the Prevailing Rate on that date, all as determined by the Calculation Agent.  In addition, in the case of (a) and (b) above, the Fair Market Value shall be determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.

Final Maturity Date means 6 March 2018.

Further Bonds means any further Bonds issued pursuant to Condition 17 and consolidated and forming a single series with the then outstanding Bonds.

Group means (i) the Issuer and its Subsidiaries (if any) from time to time and (ii) any holding company of the Issuer and such holding company’s Subsidiaries from time to time, taken as a whole, and member of the Group and Group Company shall be construed accordingly.

Guarantee has the meaning given in Condition 2.

Guarantor has the meaning given in the preamble to these Conditions.

Indebtedness means any present or future indebtedness (whether being principal, interest or other amounts)  for or in respect of (a)  money borrowed, (b)  liabilities under or in respect of any acceptance or acceptance credit or (c) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash.

Independent Financial Adviser means an independent financial institution or adviser of recognised standing and with appropriate expertise, which may include the Calculation Agent, appointed by the Issuer at its own expense and (other than where the initial Calculation Agent is appointed) approved in writing by the Trustee or, if the Issuer fails to make such appointment and such failure continues for a reasonable period (as determined by the Trustee in its sole discretion) and the Trustee is indemnified and/or secured and/or prefunded to its satisfaction against the costs, fees and expenses of such adviser and otherwise in connection with such appointment, appointed by the Trustee (without liability for so doing) following notification to the Issuer.

Initial Escrow Amount has the meaning given in Condition 3.2.

Interest Payment Date has the meaning provided in Condition 5.1.

Issuer has the meaning given to it in the recitals to these Conditions.

Offer has the meaning provided in Condition 7.4.

Offer Period has the meaning provided in Condition 7.4.

Optional Redemption Date has the meaning provided in Condition 7.2.

Optional Redemption Notice has the meaning provided in Condition 7.2.

Ordinary Shares has the meaning provided in the preamble to these Conditions.

Permitted Cessation of Business has the meaning provided in Condition 6.13.

a person includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, unincorporated association, limited liability company, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity).

Prevailing Rate means, in respect of any currencies on any day, the spot rate of exchange between the relevant currencies prevailing as at 12 noon (Brussels time) on that date as appearing on or derived from the Relevant Page or, if such a rate cannot be determined at such time, the rate prevailing as at 12 noon (Brussels time) on the immediately preceding day on which such rate can be so determined, all as determined by the Calculation Agent, or, if such rate cannot be so determined by reference to the Relevant Page, the rate determined in such other manner as an Independent Financial Adviser in good faith shall prescribe.

Reference Date means, in relation to a Retroactive Adjustment, the date as of which the relevant Retroactive Adjustment takes effect or, in any such case, if that is not a dealing day, the next following dealing day.

Relevant Currency means euro or, if at the relevant time or for the purposes of the relevant calculation or determination, Euronext Brussels is not the Relevant Stock Exchange, the currency in which the Ordinary Shares are quoted or dealt in on the Relevant Stock Exchange at such time.

Relevant Date means, in respect of any Bond, whichever is the later of (a) the date on which payment in respect of it first becomes due and (b) if any amount of the money payable is improperly withheld or refused the date on which payment in full of the amount outstanding is made.

Relevant Indebtedness means any present or future indebtedness (whether being principal, interest or other amounts), in the form of or evidenced by notes, bonds, debentures, loan stock or other similar debt instruments, whether issued for cash or in whole or in part for a consideration other than cash, and which are, or are capable of being, quoted, listed or ordinarily dealt in or traded on any stock exchange, over-the-counter or other securities market.

Relevant Page means the relevant page on Bloomberg or such other information service provider that displays the relevant information.

Relevant Stock Exchange means Euronext Brussels or if at the relevant time the Ordinary Shares are not at that time listed and admitted to trading on Euronext Brussels, the principal stock exchange or securities market on which the Ordinary Shares are then listed, admitted to trading or quoted or accepted for dealing.

Retroactive Adjustment has the meaning provided in Condition 6.3.

Scheme of Arrangement means a scheme of arrangement or analogous proceeding.

Securities means any securities including, without limitation, shares in the capital of the Issuer, or options, warrants or other rights to subscribe for or purchase or acquire shares in the capital of the Issuer.

Shareholders means the holders of Ordinary Shares.

Spin-Off means:

(a)                                 a distribution of Spin-Off Securities by the Issuer to Shareholders as a class; or

(b)                                 any issue, transfer or delivery of any property or assets (including cash or shares or securities of or in or issued or allotted by any entity) by any entity (other than the Issuer) to Shareholders as a class pursuant to any arrangements with the Issuer or any member of the Group.

Spin-Off Securities means equity share capital of an entity other than the Issuer or options, warrants or other rights to subscribe for or purchase equity share capital of an entity other than the Issuer.

Subsidiaries means (i) with respect to the Issuer, any company which is a subsidiary within the meaning of article 6,20 of the Belgian Company Code; and (ii) with respect to the Guarantor, any company in which the Guarantor holds (directly or indirectly through another Subsidiary) more than 50% of the share capital or of the rights generally to vote at a general meeting of shareholders of such company (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

TARGET Business Day means a day (other than a Saturday or Sunday) on which the TARGET System is operating.

TARGET System means the Trans-European Automated Real-Time Gross Settlement Express Transfer (known as TARGET2) system which was launched on 19 November 2007 or any successor thereto.

Tax Redemption Date has the meaning provided in Condition 7.3.

Tax Redemption Notice has the meaning provided in Condition 7.3.

Volume Weighted Average Price means, on any dealing day, in respect of an Ordinary Share, Security or, as the case may be, a Spin-Off Security, option, warrant or other right or asset, the volume weighted average price of an Ordinary Share, Security or, as the case may be, a Spin-Off Security, option, warrant or other right or asset published by or derived (in the case of an Ordinary Share) from Bloomberg page TIG BB Equity HP (or any successor page) (using the setting labelled “Weighted Average Line”, or any successor setting and using values not adjusted for any event occurring after such dealing day) or (in the case of a Security (other than Ordinary Shares), Spin-Off Security, option, warrant or other right or asset) from the equivalent Bloomberg page as determined by the Calculation Agent (or, if any such equivalent Bloomberg page is not available in the good faith determination of the Calculation Agent, such other source (if any) as shall be determined in good faith to be appropriate by an Independent Financial Adviser) for such Security, Spin-Off Security, option, warrant or other right or asset for the principal stock exchange or securities market on which such Security, Spin-Off Security, option, warrant or other right or asset is then listed or quoted or dealt in on such dealing day (and translated by the Calculation Agent, if not in the Relevant Currency, into the Relevant Currency at the Prevailing Rate on such dealing day), provided that if on any such dealing day such price is not available or cannot otherwise be determined as provided above, the Volume Weighted Average Price of an Ordinary Share, Security, Spin-Off Security, option, warrant or other right or asset, as the case may be, in respect of such dealing day shall be the Volume Weighted Average Price, determined by the Calculation Agent (or an Independent Financial Adviser, as the case may be), as provided above, on the immediately preceding dealing day on which the same can be so determined, or as an Independent Financial Adviser might otherwise determine in good faith to be appropriate.

Voting Rights means the right generally to vote at a general meeting of Shareholders of the Issuer (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

References to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

References to any issue or offer or grant to Shareholders or Existing Shareholders as a class or by way of rights shall be taken to be references to an issue or offer or grant to all or substantially all Shareholders or Existing Shareholders, as the case may be, other than Shareholders or Existing Shareholders, as the case may be, to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.

In making any calculation or determination of Current Market Price or Volume Weighted Average Price, such adjustments (if any) shall be made as the Calculation Agent or an Independent Financial Adviser (as applicable) determines in good faith appropriate to reflect any consolidation or sub- division of the Ordinary Shares or any issue of Ordinary Shares by way of capitalisation of profits or reserves, or any like or similar event.

Any determination by the Calculation Agent or an Independent Financial Adviser (as applicable) appointed by the Issuer, the Guarantor or, as the case may be, the Trustee in any of the circumstances contemplated in these Conditions shall, save in the case of manifest error, be final and binding on the Issuer, the Guarantor, the Trustee, the Bondholders and (in the case of a determination by an Independent Financial Adviser) the Calculation Agent.

For the purposes of Conditions 6.1, 6.2, 6.3, 6.8, 6.9 and 11 only, (a) references to the issue of Ordinary Shares or Ordinary Shares being issued shall, if not otherwise expressly specified in these Conditions, include the transfer and/or delivery of Ordinary Shares, whether newly issued and allotted or previously existing or held by or on behalf of the Issuer or any member of the Group, and (b) Ordinary Shares held by or on behalf of the Issuer or any member of the Group (and which, in the case of Condition 6.2(d), do not rank for the relevant right or other entitlement) shall not be considered as or treated as in issue or issued or entitled to receive any Dividend, right or other entitlement.

References in these Conditions to principal in respect of the Bonds shall, unless the context otherwise requires, be deemed to include any premium and any other amount (other than interest) which may be payable by the Issuer or, as the case may be, the Guarantor in respect of the Bonds.

5.                                      INTEREST

5.1                               Interest Rate

The Bonds bear interest from (and including)  the Closing Date at the rate of 9% per annum calculated by reference to the principal amount thereof and payable semi-annually in arrear in equal instalments on 6 March and 6 September in each year (each an Interest Payment Date), commencing with the Interest Payment Date falling on 6 September 2015.

The amount of interest payable in respect of a Bond in respect of any period which is shorter than an Interest Period shall be calculated on the basis of the number of days in the relevant period from (and including) the first day of such period to (but excluding) the last day of such period divided by the product of the number of days from (and including) the immediately preceding Interest Payment Date (or, if none, the Closing Date) to (but excluding) the next Interest Payment Date and the number of Interest Periods normally ending in any year.

Interest Period means the period beginning on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

5.2                               Accrual of Interest

Each Bond will cease to bear interest (a) where the Conversion Right shall have been exercised by a Bondholder, from the Interest Payment Date immediately preceding the relevant Conversion Date or, if none, the Closing Date (subject in any such case as provided in Condition 6.10) or (b) where such Bond is redeemed or repaid pursuant to Condition 7 or Condition 10, from the due date for redemption or repayment thereof unless payment of the principal in respect of the Bond is improperly withheld or refused, in which event interest will continue to accrue at the rate specified in Condition 5.1 (both before and after judgment) until whichever is the earlier of (i) the day on which all sums due in respect of such Bond up to that day are received by or on behalf of the relevant holder, and (ii) the day seven days after the Trustee or the Principal Paying and Conversion Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to that seventh day (except to the extent that there is failure in the subsequent payment to the relevant holders under these Conditions).

6.                                      CONVERSION OF BONDS

6.1                               Conversion Period and Conversion Price

Subject as provided in these Conditions, each Bond shall entitle the holder to convert such Bond into new and/or existing Ordinary Shares, as determined by the Issuer, credited as fully paid (a Conversion Right).

The number of Ordinary Shares to be issued or transferred and delivered on exercise of a Conversion Right in respect of a Bond shall be determined (by the Calculation Agent or such other person as the

Issuer may then elect) by dividing the principal amount of such Bond to be converted by the conversion price (the Conversion Price) in effect on the relevant Conversion Date.

The initial Conversion Price is €0.9414 per Ordinary Share.  The Conversion Price is subject to adjustment in the circumstances described in Condition 6.2.

A Bondholder may exercise the Conversion Right in respect of a Bond by delivering such Bond (together with a Conversion Notice (as defined below)) to the specified office of any Paying and Conversion Agent in accordance with Condition 6.8 and making any payment required to be made as provided in Condition 6.8, whereupon the Issuer shall (subject as provided in these Conditions) procure the delivery of Ordinary Shares as indicated by the relevant Bondholder in the relevant Conversion Notice, credited as paid-up in full as provided in this Condition 6.

Subject to and as provided in these Conditions, the Conversion Right in respect of a Bond may be exercised, at the option of the holder thereof, at any time (subject to any applicable fiscal or other laws or regulations and as hereinafter provided) from 16 April 2015 (the Conversion Period Commencement Date) to the close of business (at the place where the relevant Bond is delivered for conversion) on the date falling 10 dealing days prior to the Final Maturity Date (both days inclusive) or, if such Bond is to be redeemed pursuant to Condition 7.2 or 7.3 prior to the Final Maturity Date, then up to (and including) the close of business (at the place aforesaid) on the 10th dealing day before the date fixed for redemption thereof pursuant to Condition 7.2 or 7.3, unless there shall be a default in making payment in respect of such Bond on such date fixed for redemption, in which event the Conversion Right shall extend up to (and including) the close of business (at the place aforesaid) on the date on which the full amount of such payment becomes available for payment and notice of such availability has been duly given in accordance with Condition 16 or, if earlier, the Final Maturity Date or, if the Final Maturity Date is not a business day (at the place aforesaid), the immediately preceding business day (at the place as aforesaid); provided that, in each case, if such final date for the exercise of Conversion Rights is not a business day (at the place aforesaid), then the period for exercise of Conversion Rights by Bondholders shall end on the immediately preceding business day at the place aforesaid.

Notwithstanding the foregoing, if a Change of Control occurs, the Conversion Right may be exercised prior to the Conversion Period Commencement Date, in which case Bondholders exercising the Conversion Right shall, as a pre-condition to receiving Ordinary Shares, be required to certify in the Conversion Notice, among other things, that it or, if it is a broker-dealer acting on behalf of a customer, such customer:

(a)                                 will, on conversion, become the beneficial owner of the Ordinary Shares; and

(b)                                 is located outside the United States (within the meaning of Regulation S under the U.S. Securities Act of 1933, as amended).

Conversion Rights may not be exercised (a) following the giving of notice by the Trustee pursuant to Condition 10 or (b) in respect of a Bond in respect of which the relevant Bondholder has exercised its right to require the Issuer to redeem that Bond pursuant to Condition 7.5.

The period during which Conversion Rights may (subject as provided below) be exercised by a Bondholder is referred to as the Conversion Period.

Conversion Rights may only be exercised in respect of the whole of an Authorised Denomination.

Fractions of Ordinary Shares will not be issued or transferred and delivered on the exercise of Conversion Rights or pursuant to Condition 6.3 and no cash payment or other adjustment will be made in lieu thereof.

Without prejudice to the generality of the foregoing, if the Conversion Right in respect of more than one Bond is exercised at any one time such that Ordinary Shares to be delivered on the exercise of Conversion Rights or pursuant to Condition 6.3 are to be registered in the same name, the number of such Ordinary Shares to be delivered in respect thereof shall be calculated on the basis of the aggregate principal amount of such Bonds being so converted and rounded down to the nearest whole number of Ordinary Shares.

The Issuer will procure that Ordinary Shares to be issued or transferred and delivered on the exercise of Conversion Rights will be issued or transferred and delivered as indicated by the holder of the Bonds in the relevant Conversion Notice.  Such Ordinary Shares will be deemed to be issued or transferred and delivered on or as of the relevant Conversion Date.  Any Additional Ordinary Shares to be issued or transferred and delivered pursuant to Condition 6.3 will be deemed to be issued or transferred and delivered on or as of the relevant Reference Date.

6.2                               Adjustment of Conversion Price

Upon the happening of any of the events described below, the Conversion Price shall be adjusted by the Calculation Agent, on behalf of the Issuer, as follows:

(a)                                 If and whenever there shall be a consolidation, reclassification/redesignation or subdivision affecting the number of Ordinary Shares, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such consolidation, reclassification/redesignation or subdivision taking effect by the following fraction:

A

B

where:

A                                       is the aggregate number of Ordinary Shares in issue immediately before such consolidation, reclassification/redesignation or subdivision, as the case may be; and

B                                       is the aggregate number of Ordinary Shares in issue immediately after, and as a result of, such consolidation, reclassification/redesignation or subdivision, as the case may be.

Such adjustment shall become effective on the date the consolidation, reclassification/redesignation or subdivision, as the case may be, takes effect.

(b)                                 If and whenever the Issuer shall issue any Ordinary Shares credited as fully paid to the Shareholders by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve) other than (i) where any such Ordinary Shares are or are to be issued instead of the whole or part of a Dividend in cash which the Shareholders would or could otherwise have elected to receive, (ii) where the Shareholders may elect to receive a Dividend in cash in lieu of such Ordinary Shares or (iii) where any such Ordinary Shares are or are expressed to be issued in lieu of a Dividend (whether or not a cash Dividend equivalent or amount is announced or would otherwise be payable to Shareholders, whether at their election or otherwise), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such issue by the following fraction:

A

B

where:

A                                     is the aggregate number of Ordinary Shares in issue immediately before such issue; and

B                                     is the aggregate number of Ordinary Shares in issue immediately after such issue.

Such adjustment shall become effective on the date of issue of such Ordinary Shares.

(c)                                  If and whenever the Issuer shall declare, announce, make or pay any Dividend to the Shareholders, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

A - B

A

where:

A                                     is the Current Market Price of one Ordinary Share on the Effective Date; and

B                                       is the portion of the Fair Market Value of the aggregate Dividend attributable to one Ordinary Share, with such portion being determined by dividing the Fair Market Value of the aggregate Dividend by the number of Ordinary Shares entitled to receive the relevant Dividend (or, in the case of a purchase, redemption or buy-back of Ordinary Shares or any depositary or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any member of the Group, by the number of Ordinary Shares in issue immediately following such purchase, redemption or buy-back, and treating as not being in issue any Ordinary Shares, or any Ordinary Shares represented by depositary or other receipts or certificates, purchased, redeemed or bought back).

Such adjustment shall become effective on the Effective Date, or, if later, the first date upon which the Fair Market Value of the relevant Dividend is capable of being determined as provided herein.

Effective Date means, in respect of this Condition 6.2(c), the first date on which the Ordinary Shares are traded ex- the relevant Dividend on the Relevant Stock Exchange, or, in the case of a purchase, redemption or buy-back of Ordinary Shares or any depositary or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any member of the Group, on the date on which such purchase, redemption or buy-back is made (or, in any such case if later, the first date upon which the Fair Market Value of the relevant Dividend is capable of being determined as provided herein) or, in the case of a Spin-Off, on the first date on which the Ordinary Shares are traded ex- the relevant Spin-Off on the Relevant Stock Exchange.

For the purposes of the above, the Fair Market Value of a Dividend shall (subject as provided in paragraph (a) of the definition of Dividend and in the definition of Fair Market Value) be determined as at the Effective Date, and in the case of a Spin-Off, the Fair Market Value of the relevant Dividend shall be the Fair Market Value of the relevant Spin-Off Securities or, as the case may be, the relevant property or assets.

(d)                                 If and whenever the Issuer shall issue Ordinary Shares to Shareholders as a class by way of rights, or the Issuer or any member of the Group or (at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall issue or grant to Shareholders as a class by way of rights, any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares, or any Securities which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or the right to acquire, any Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued), in each case at a price per Ordinary Share which is less than 95% of the Current Market Price per Ordinary Share on the Effective Date, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

A + B

A + C

where:

A                                       is the number of Ordinary Shares in issue on the Effective Date;

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares issued by way of rights, or for the Securities issued by way of rights, or for the options or warrants or other rights issued or granted by way of rights and for the total number of Ordinary Shares deliverable on the exercise thereof, would purchase at such Current Market Price per Ordinary Share; and

C                                       is the number of Ordinary Shares to be issued or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights or upon conversion or exchange or exercise of rights of subscription or purchase or other rights of acquisition in respect thereof at the initial conversion, exchange, subscription, purchase or acquisition price or rate, provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of the Condition 6.2(d), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(d), the first date on which the Ordinary Shares are traded ex-rights, ex-options or ex-warrants on the Relevant Stock Exchange.

(e)                                  If and whenever the Issuer or any member of the Group or (at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall issue any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares or Securities which by their terms carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or rights to otherwise acquire, Ordinary Shares) to Shareholders as a class by way of rights or grant to Shareholders as a class by way of rights any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase or otherwise acquire Ordinary Shares or Securities which by their term carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or rights to otherwise acquire, Ordinary Shares), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

A - B

A

where:

A                                       is the Current Market Price of one Ordinary Share on the Effective Date; and

B                                       is the Fair Market Value on the Effective Date of the portion of the rights attributable to one Ordinary Share.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(e), the first date on which the Ordinary Shares are traded ex-the relevant Securities or ex-rights, ex-option or ex-warrants on the Relevant Stock Exchange.

(f)                                   If and whenever the Issuer shall issue (otherwise than as mentioned in Condition 6.2(d) above) wholly for cash or for no consideration any Ordinary Shares (other than Ordinary Shares issued on conversion of the Bonds or on the exercise of any rights of conversion into, or exchange or subscription for or purchase of, or right to otherwise acquire Ordinary Shares and other than (1) where any such Ordinary Shares are or are to be issued instead of the whole or part of a Dividend in cash which the Shareholders would or could otherwise have elected to receive, (2) where the Shareholders may elect to receive a Dividend in cash in lieu of such Ordinary Shares or (3) where any such Ordinary Shares are or are expressed to be issued in lieu of a Dividend (whether or not a cash Dividend equivalent or amount is announced or would otherwise be payable to Shareholders, whether at their election or otherwise)) or if and whenever the Issuer or any member of the Group or (at the direction or request or pursuance to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall issue or grant (otherwise than as mentioned in Condition 6.2(d) above) wholly for cash or for no consideration any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares (other than the Bonds, which term shall for this purpose include any Further Bonds), in each case at a price per Ordinary Share which is less than 95% of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of such issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

A + B

A + C

where:

A                                       is the number of Ordinary Shares in issue immediately before the issue of such Ordinary Shares or the grant of such options, warrants or rights;

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the issue of such Ordinary Shares or, as the case may be, for the Ordinary Shares to be issued or otherwise made available upon the exercise of any such options, warrants or rights, would purchase at such Current Market Price per Ordinary Share; and

C                                       is the number of Ordinary Shares to be issued pursuant to such issue of such Ordinary Shares or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights, provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of this Condition 6.2(f), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(f), the date of issue of such Ordinary Shares or, as the case may be, the grant of such options, warrants or rights.

(g)                                  If and whenever the Issuer or any member of the Group or (at the direction or request of or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity (otherwise than as mentioned in Conditions 6.2(d), 6.2(e) or 6.2(f) above) shall issue wholly for cash or for no consideration any Securities (other than the Bonds, which term for this purpose shall exclude any Further Bonds) which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, purchase of, or rights to otherwise acquire, Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued) or Securities which by their terms might be reclassified/redesignated as Ordinary Shares, and the consideration per Ordinary Share receivable upon conversion, exchange, subscription, purchase, acquisition or redesignation is less than 95% of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of such issue of such Securities (or the terms of such grant), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

A + B

A + C

where:

A                                       is the number of Ordinary Shares in issue immediately before such issue or grant (but where the relevant Securities carry rights of conversion into or rights of exchange or subscription for, purchase of, or rights to otherwise acquire Ordinary Shares which have been issued, purchased or acquired by the Issuer or any member of the Group (or at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) for the purposes of or in connection with such issue, less the number of such Ordinary Shares so issued, purchased or acquired);

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription, purchase or acquisition attached to such Securities or, as the case may be, for the Ordinary Shares to be issued or to arise from any such reclassification/redesignation would purchase at such Current Market Price per Ordinary Share; and

C                                       is the maximum number of Ordinary Shares to be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such right of subscription attached thereto at the initial conversion, exchange, subscription, purchase or acquisition price or rate or, as the case may be, the maximum number of Ordinary Shares which may be issued or arise from any such reclassification/redesignation, provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or, as the case may be, such Securities are reclassified/redesignated or at such other time as may be provided), then for the purposes of this Condition 6.2(g), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition or, as the case may be, reclassification/redesignation had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(g), the date of issue of such Securities or, as the case may be, the grant of such rights.

(h)                                 If and whenever there shall be any modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to any such Securities (other than the Bonds, which term shall for this purpose include any Further Bonds) as are mentioned in Condition 6.2(g) above (other than in accordance with the terms (including terms as to adjustment) applicable to such Securities upon issue) so that following such modification the consideration per Ordinary Share receivable has been reduced and is less than 95% of the Current Market Price per Ordinary Share on the date of the first public announcement of the proposal for such modification, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

A + B

A + C

where:

A                                       is the number of Ordinary Shares in issue immediately before such modification (but where the relevant Securities carry rights of conversion into or rights of exchange or subscription for, or purchase or acquisition of, Ordinary Shares which have been issued, purchased or acquired by the Issuer or any member of the Group (or at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) for the purposes of or in connection with such Securities, less the number of such Ordinary Shares so issued, purchased or acquired);

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription, purchase or acquisition attached to the Securities so modified would purchase at such Current Market Price per Ordinary Share or, if lower, the existing conversion, exchange, subscription, purchase or acquisition price or rate of such Securities; and

C                                       is the maximum number of Ordinary Shares which may be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such rights of subscription, purchase or acquisition attached thereto at the modified conversion, exchange, subscription, purchase or acquisition price or rate but giving credit in such manner as the Calculation Agent in good faith shall consider appropriate for any previous adjustment under this Condition 6.2(h) or Condition 6.2(g) above;

provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or at such other time as may be provided) then for the purposes of this Condition 6.2(h), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(h), the date of modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to such Securities.

(i)                                     If and whenever the Issuer or any member of the Group or (at the direction or request of or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall offer any Securities in connection with which Shareholders as a class are entitled to participate in arrangements whereby such Securities may be acquired by them (except where the Conversion Price falls to be adjusted under Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e), 6.2(f) or 6.2(g) above or Condition 6.2(j) below (or would fall to be so adjusted if the relevant issue or grant was at less than 95% of the Current Market Price per Ordinary Share on the relevant dealing day)) the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before the Effective Date by the following fraction:

A – B

A

where:

A                                       is the Current Market Price of one Ordinary Share on the Effective Date; and

B                                       is the Fair Market Value on the Effective Date of the portion of the relevant offer attributable to one Ordinary Share.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(i), the first date on which the Ordinary Shares are traded ex-rights on the Relevant Stock Exchange.

(j)                                    If a Change of Control shall occur, then upon any exercise of Conversion Rights where the Conversion Date falls during the Change of Control Period, the Conversion Price to be applied with respect to such exercise of Conversion Rights (the Change of Control Conversion Price) shall be determined as set out below:

where:

COCCP	is the Change of Control Conversion Price;

OCP	is the Conversion Price in effect on the relevant Conversion Date;

CP	is 25% (expressed as a fraction);

c	is the number of days from and including the date the Change of Control occurs to but excluding the Final Maturity Date; and

t	is the number of days from and including the Closing Date to but excluding the Final Maturity Date.

For the avoidance of doubt, such adjustment shall be effective solely in respect of any exercise of Conversion Rights where the Conversion Date falls during the Change of Control Period.

(k)                                 On the Conversion Price Reset Date, the Conversion Price shall be adjusted so as to equal the greater of:

(i)                                     the average of the Volume Weighted Average Price of an Ordinary Share on each dealing day in the Reset Period (provided that if on any such dealing day the Ordinary Shares shall have been quoted cum-Dividend or cum-any other entitlement, the Volume Weighted Average Price of an Ordinary Share on such dealing day shall be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the first public announcement of such Dividend or entitlement); and

(ii)                                  80 per cent. of the arithmetic average of the Conversion Price in effect on each dealing day in the Reset Period,

provided that no adjustment will be made pursuant to this Condition 6.2(k) if such adjustment would result in an increase to the Conversion Price.

Such adjustment shall become effective on the Conversion Price Reset Date.

Conversion Price Reset Date means the first business day in Brussels following the first anniversary of the Closing Date.

Reset Period means the 20 consecutive dealing days ending on the fifth dealing day prior to the Conversion Price Reset Date.

(l)                                     If, following consultation with the Trustee and the Calculation Agent, the Issuer determines that, or is uncertain as to whether, an adjustment should be made to the Conversion Price as a result of one or more circumstances not referred to above in this Condition 6.2 (even if the relevant circumstance is specifically excluded from the operation of Conditions 6.2(a) to 6.2(j) above), the Issuer shall, at its own expense and acting reasonably, request an Independent Financial Adviser to determine as soon as practicable what adjustment (if any) to the Conversion Price is fair and reasonable to take account thereof and the date on which such adjustment (if any) should take effect and upon such determination such adjustment (if any) shall be made and shall take effect in accordance with such determination, provided that an adjustment shall only be made pursuant to this Condition 6.2(l) if the adjustment would result in a reduction to the Conversion Price.

Notwithstanding the foregoing provisions:

(a)                                 where the events or circumstances giving rise to any adjustment pursuant to this Condition 6.2 have already resulted or will result in an adjustment to the Conversion Price or where the events or circumstances giving rise to any adjustment arise by virtue of any other events or circumstances which have already given or will give rise to an adjustment to the Conversion Price or where more than one event which gives rise to an adjustment to the Conversion Price occurs within such a short period of time that, in the opinion of the Issuer following consultation with the Calculation Agent, a modification to the operation of the adjustment provisions is required to give the intended result, such modification shall be made to the operation of the adjustment provisions as may be determined in good faith by an Independent Financial Adviser to be in its opinion appropriate to give the intended result; and

(b)                                 such modification shall be made to the operation of these Conditions as may be determined in good faith by an Independent Financial Adviser to be in its opinion appropriate (i) to ensure that an adjustment to the Conversion Price or the economic effect thereof shall not be taken into account more than once and (ii) to ensure that the economic effect of a Dividend is not taken into account more than once; and

(c)                                  other than pursuant to Condition 6.2(a), no adjustment shall be made that would result in an increase to the Conversion Price.

For the purpose of any calculation of the consideration receivable or price pursuant to Conditions 6.2(d), 6.2(f), 6.2(g) and 6.2(h), the following provisions shall apply:

(i)                                     the aggregate consideration receivable or price for Ordinary Shares issued for cash shall be the amount of such cash;

(ii)                                  (A) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the conversion or exchange of any Securities shall be deemed to be the consideration or price received or receivable for any such Securities and

(B) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the exercise of rights of subscription attached to any Securities or upon the exercise of any options, warrants or rights shall be deemed to be that part (which may be the whole) of the consideration or price received or receivable for such Securities or, as the case may be, for such options, warrants or rights which are attributed by the Issuer to such rights of subscription or, as the case may be, such options, warrants or rights or, if no part of such consideration or price is so attributed, the Fair Market Value of such rights of subscription or, as the case may be, such options, warrants or rights as at the relevant Effective Date as referred to in Conditions 6.2(d), 6.2(f), 6.2(g) or 6.2(h), as the case may be, plus in the case of each of (A) and (B) above, the additional minimum consideration receivable or price (if any) upon the conversion or exchange of such Securities, or upon the exercise of such rights or subscription attached thereto or, as the case may be, upon exercise of such options, warrants or rights and (C) the consideration receivable or price per Ordinary Share upon the conversion or exchange of, or upon the exercise of such rights of subscription attached to, such Securities or, as the case may be, upon the exercise of such options, warrants or rights shall be the aggregate consideration or price referred to in (A) or (B) above (as the case may be) divided by the number of Ordinary Shares to be issued upon such conversion or exchange or exercise at the initial conversion, exchange or subscription price or rate;

(iii)                               if the consideration or price determined pursuant to (i) or (ii) above (or any component thereof) shall be expressed in a currency other than the Relevant Currency, it shall be converted into the Relevant Currency at the Prevailing Rate on the relevant Effective Date (in the case of (i) above) or the relevant date of first public announcement (in the case of (ii) above);

(iv)                              in determining the consideration or price pursuant to the above, no deduction shall be made for any commissions or fees (howsoever described) or any expenses paid or incurred for any underwriting, placing or management of the issue of the relevant Ordinary Shares or Securities or options, warrants or rights, or otherwise in connection therewith;

(v)                                 the consideration or price shall be determined as provided above on the basis of the consideration or price received, receivable, paid or payable regardless of whether all or part thereof is received, receivable, paid or payable by or to the Issuer or another entity; and

(vi)                              references in these conditions to “cash” shall be construed as cash consideration within the meaning of section 583(3) of the United Kingdom Companies Act 2006.

6.3                               Retroactive Adjustments

If the Conversion Date in relation to the conversion of any Bond shall be after the record date in respect of any consolidation, reclassification/redesignation or sub-division as is mentioned in Condition 6.2(a) above, or after the record date or other due date for the establishment of entitlement for any such issue, distribution, grant or offer (as the case may be) as is mentioned in Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) above, or after the date of the first public announcement of the terms of any such issue or grant as is mentioned in Conditions 6.2(f) and 6.2(g) above or of the terms of any such modification as is mentioned in Condition 6.2(h) above, but before the relevant adjustment to the Conversion Price becomes effective under Condition 6.2 above (such adjustment, a Retroactive Adjustment), then the Issuer shall (conditional upon the relevant adjustment becoming effective) procure that there shall be issued or transferred and delivered as indicated by the converting Bondholder in accordance with the instructions contained in the relevant Conversion Notice, such additional number of Ordinary Share (if any) (the Additional Ordinary Shares) as, together with the Ordinary Share issued or to be transferred and delivered on conversion of the relevant Bonds (together with any fraction of an Ordinary Shares not so issued or transferred and delivered), is equal to the number of Ordinary Shares which would have been required to be issued or transferred and delivered on such conversion if the relevant adjustment to the Conversion Price had been made and become effective immediately prior to the relevant Conversion Date, provided that in the case of Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) above if the relevant Bondholder shall be entitled to receive the relevant Ordinary Shares, Dividends or Securities in respect of the Ordinary Shares to be issued or transferred and delivered to it, then no such Retroactive Adjustment shall be made in relation to the relevant event and the relevant Bondholder shall not be entitled to receive Additional Ordinary Shares in relation thereto.

6.4                               Decision of the Calculation Agent or an Independent Financial Adviser

Adjustments to the Conversion Price shall be determined and calculated by the Calculation Agent, and/or to the extent so specified in these Conditions, in good faith by an Independent Financial Adviser.  Adjustments to the Conversion Price calculated by the Calculation Agent and/or, where applicable, an Independent Financial Adviser and any other determinations or calculations made by the Calculation Agent or an Independent Financial Adviser pursuant to the Conditions shall be final and binding (in the absence of bad faith or manifest error) on the Issuer, the Trustee, the Bondholders and the Paying and Conversion Agents.

The Calculation Agent is acting exclusively as an agent for, and upon the request of, the Issuer.  Neither the Calculation Agent (acting in such capacity) nor any Independent Financial Adviser appointed in connection with the Bonds (acting in such capacity), shall have any relationship of agency or trust with, and it shall not be liable and shall incur no liability to, the Bondholders.

The Calculation Agent (following consultation with the Issuer and the Guarantor) may consult, at the expense of the Issuer (failing which, the Guarantor), on any matter (including but not limited to, any legal matter), with any legal or other professional adviser and it shall not be liable and shall incur no liability as against the Bondholders in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

If, following consultation between the Issuer and the Calculation Agent, any doubt shall arise as to whether an adjustment falls to be made to the Conversion Price or as to the appropriate adjustment to the Conversion Price, and following consultation between the Issuer and an Independent Financial Adviser, a written determination of such Independent Financial Adviser in respect thereof shall be conclusive and binding on all parties, save in the case of manifest error.

6.5                               Share or Option Schemes, Dividend Reinvestment Plans

No adjustment will be made to the Conversion Price where Ordinary Shares or other Securities (including rights, warrants and options) are issued, offered, exercised, allotted, purchased, appropriated, modified or granted to, or for the benefit of, employees or former employees (including directors holding or formerly holding executive or non-executive office or the personal service company of any such person) as well as certain current and former key persons and consultants or their spouses or relatives, in each case, of the Issuer or any of member of the Group or any associated company or to a trustee or trustees to be held for the benefit of any such person, in any such case pursuant to any share or option scheme or pursuant to any dividend reinvestment plan or similar plan or scheme.

6.6                               Rounding Down and Notice of Adjustment to the Conversion Price

On any adjustment, the resultant Conversion Price, if not an integral multiple of 0.0001, shall be rounded down to the nearest whole multiple of 0.0001.  No adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than one per cent.  of the Conversion Price then in effect.  Any adjustment not required to be made and/or any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment, and such subsequent adjustment shall be made on the basis that the adjustment not required to be made had been made at the relevant time and/or, as the case may be, that the relevant rounding down had not been made.

The Conversion Price shall not, in any event, be reduced to below the accounting par value of the Ordinary Shares.  The Issuer undertakes that it shall not take any action, and shall procure that no action is taken, that would otherwise result in an adjustment to the Conversion Price to below such accounting par value or any minimum level permitted by applicable laws or regulations.

6.7                               Change of Control

If a Change of Control shall occur, then upon any exercise of Conversion Rights where the Conversion Date falls during the Change of Control Period, the Conversion Price shall be the Change of Control Conversion Price determined in accordance with Condition 6.2(j).

Within 14 calendar days following the occurrence of a Change of Control, the Issuer shall give notice thereof to the Trustee and to the Bondholders in accordance with Condition 16 (a Change of Control Notice).  Such notice shall contain a statement informing Bondholders of their entitlement to exercise their Conversion Rights as provided in these Conditions and their entitlement to exercise their rights to require redemption of their Bonds pursuant to Condition 7.5.

The Change of Control Notice shall also specify:

(a)                                 to the fullest extent permitted by applicable law, all information material to Bondholders concerning the Change of Control;

(b)                                 the Conversion Price immediately prior to the occurrence of the Change of Control and the indicative Change of Control Conversion Price based on such Conversion Price (but, for the avoidance of doubt, the actual Change of Control Conversion Price applicable to a particular exercise of Conversion Rights will be the Conversion Price as at the relevant Conversion Date as adjusted in accordance with Condition 6.2(j));

(c)                                  the closing price of the Ordinary Shares as derived from the Relevant Stock Exchange as at the latest practicable date prior to the publication of the Change of Control Notice;

(d)                                 the last day of the Change of Control Period;

(e)                                  the Change of Control Put Date; and

(f)                                   such other information relating to the Change of Control as the Trustee may require.

The Trustee shall not be required to monitor or take any steps to monitor or ascertain whether a Change of Control or any event which could lead to a Change of Control has occurred or may occur and will not be responsible or liable to Bondholders or any other person for any loss arising from any failure by it to do so.

6.8                               Procedure for exercise of Conversion Rights

Conversion Rights may be exercised by a Bondholder during the Conversion Period by delivering the relevant Bond to the specified office of any Paying and Conversion Agent, during its usual business hours, accompanied by a duly completed and signed notice of conversion (a Conversion Notice) in the form (for the time being current) obtainable from any Paying and Conversion Agent.  Conversion Rights shall be exercised subject in each case to any applicable fiscal or other laws or regulations applicable in the jurisdiction in which the specified office of the Paying and Conversion Agent to whom the relevant Conversion Notice is delivered is located.

If the delivery of the relevant Bond and Conversion Notice as described in the foregoing paragraph is made after the end of normal business hours or on a day which is not a business day in the place of the specified office of the relevant Paying and Conversion Agent, such delivery shall be deemed for all purposes of these Conditions to have been made on the next following such business day.

Conversion Rights may only be exercised in respect of an Authorised Denomination.

Any determination as to whether any Conversion Notice has been duly completed and properly delivered shall be made by the relevant Paying and Conversion Agent and shall, save in the case of manifest error, be conclusive and binding on the Issuer, the Trustee and the Paying and Conversion Agents and the relevant Bondholder.  A Conversion Notice, once delivered, shall be irrevocable.

The conversion date in respect of a Bond (the Conversion Date) shall be the business day in Brussels immediately following (a) the date of the delivery of the relevant Bond and the Conversion Notice as provided in this Condition 6.8 and (b) the date on which payment of any other amount payable by the relevant Bondholder pursuant to the following paragraph of this Condition 6.8 is made.

A Bondholder exercising Conversion Rights must pay directly to the relevant authorities any taxes and capital, stamp, issue, registration and transfer taxes and duties arising on conversion (other than any capital, stamp, issue, registration and transfer taxes and duties payable in Belgium and/or Spain and/or in any other jurisdiction in which the Issuer or the Guarantor may be domiciled or resident or to whose taxing jurisdiction it may be generally subject, in respect of the allotment, issue or transfer and delivery of any Ordinary Shares in respect of such exercise (including any Additional Ordinary Shares), which shall be paid by the Issuer or the Guarantor).  Such Bondholder must also pay all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond or interest therein in connection with such conversion.  If the Issuer or the Guarantor shall fail to pay any capital, stamp, issue, registration and transfer taxes and duties payable for which it is responsible as provided above, the relevant holder shall be entitled to tender and pay the same and the Issuer and the Guarantor as a separate and independent stipulation, covenant to reimburse and indemnify each Bondholder in respect of any payment thereof and any penalties payable in respect thereof.

The Trustee shall not be responsible for determining whether such taxes or capital, stamp, issue, registration and transfer taxes and duties are payable or the amount thereof and it shall not be responsible or liable for any failure by the Issuer or the Guarantor or any Bondholder to pay such taxes or capital, stamp, issue, registration and transfer taxes and duties.

Ordinary Shares to be issued or delivered on the exercise of Conversion Rights will be issued in dematerialised book-entry form and credited to such account as indicated by the relevant Bondholder(s) held at Euroclear Belgium as is specified in the relevant Conversion Notice.

The Issuer will take all necessary steps to procure that the Ordinary Shares to be issued or delivered on exercise of Conversion Rights are issued and/or delivered, as directed in the relevant Conversion Notice, by not later than the seventh business day in Belgium following the relevant Conversion

Date (or, in the case of Additional Ordinary Shares, not later than the seventh business day in Belgium following the relevant Reference Date).

Notwithstanding any other provisions of these Conditions, a Bondholder exercising its Conversion Right following a Change of Control Conversion Right Amendment as described in Condition 11(b)(vii) will be deemed, for the purposes of these Conditions, to have received the Ordinary Shares arising on conversion of its Bonds in the manner provided in these Conditions, and have exchanged such Ordinary Shares for the consideration that it would have received therefor if it had exercised its Conversion Right in respect of such Ordinary Shares at the time of the occurrence of the relevant Change of Control.

Following the conversion of a Bond and the delivery of the relevant Ordinary Shares in respect thereof, such Bond will be cancelled.

6.9                               Ordinary Shares

(a)                                 Ordinary Shares (including any Additional Ordinary Shares) issued or transferred and delivered upon exercise of Conversion Rights will be fully paid and will in all respects rank pari passu with the fully paid Ordinary Shares in issue on the relevant Conversion Date or, in the case of Additional Ordinary Shares, on the relevant Reference Date, except in any such case for any right excluded by mandatory provisions of applicable law and except that such Ordinary Shares or, as the case may be, Additional Ordinary Shares will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments the record date or other due date for the establishment of entitlement for which falls prior to the relevant Conversion Date or, as the case may be, the relevant Reference Date.

(b)                                 Save as provided in Condition 6.10, no payment or adjustment shall be made on exercise of Conversion Rights for any interest which otherwise would have accrued on the relevant Bonds since the last Interest Payment Date preceding the Conversion Date relating to such Bonds (or, if such Conversion Date falls before the first Interest Payment Date, since the Closing Date).

6.10                        Interest on Conversion

If any notice requiring the redemption of the Bonds is given pursuant to Condition 7.2 on or after the fifteenth Brussels business day prior to a record date in respect of any Dividend or distribution payable in respect of the Ordinary Shares which has occurred since the last Interest Payment Date (or in the case of the first Interest Period, since the Closing Date) where such notice specifies a date for redemption falling on or prior to the date which is 14 days after the Interest Payment Date next following such record date, interest shall accrue at the rate provided in Condition 5.1 on Bonds in respect of which Conversion Rights shall have been exercised and in respect of which the Conversion Date falls after such record date and on or prior to the Interest Payment Date next following such record date in respect of such Dividend or distribution, in each case from and including the preceding Interest Payment Date (or, if such Conversion Date falls before the first Interest Payment Date, from the Closing Date) to but excluding such Conversion Date.  The Issuer shall pay any such interest by not later than 14 days after the relevant Conversion Date by transfer to a euro account maintained with a bank in a city with access to the TARGET System in accordance with instructions given by the relevant Bondholder in the relevant Conversion Notice.

6.11                        Purchase or Redemption of Ordinary Shares

The Issuer or any member of the Group may exercise such rights as it may from time to time enjoy to purchase or redeem or buy back any shares of the Issuer (including Ordinary Shares) or any depositary or other receipts or certificates representing the same without the consent of the Trustee or the Bondholders.

6.12                        No Duty to Monitor

The Trustee shall not be under any duty to monitor whether any event or circumstance has happened or exists or may happen or exist which requires or may require an adjustment to be made to the Conversion Price or as to the amount of any adjustment actually made and will not be responsible or liable to the Bondholders or any other person for any loss arising from any failure by it to do so, nor shall the Trustee be responsible or liable to any person for any determination of whether or not an adjustment to the Conversion Price is required or should be made nor as to the determination or calculation of any such adjustment.  Neither the Trustee nor the Paying and Conversion Agents shall be under any duty to monitor whether any event or circumstance has occurred or exists or may occur or exist which would entitle the Bondholders to exercise their Conversion Rights.

The Calculation Agent shall not be under any duty to monitor whether any event or circumstance has happened or exists or may happen or exist which requires or may require an adjustment to be made to the Conversion Price and will not be responsible or liable to the Bondholders for any loss arising from any failure by it to do so.

6.13                        Consolidation, Amalgamation or Merger

Without prejudice to Condition 6.2(j), in the case of (a) any consolidation, amalgamation or merger of the Issuer with any other corporation (other than a consolidation, amalgamation or merger in which the Issuer is the continuing corporation) (a Successor in Business), or (b) any sale or transfer of all, or substantially all, of the assets of the Issuer to another entity (whether by operation of law or otherwise) (also a Successor in Business), the Issuer will forthwith give notice thereof to the Trustee and to the Bondholders in accordance with Condition 16 of such event and will take such steps as shall be required:

(a)                                 to effect the substitution of such Successor in Business as principal debtor under the Bonds and the Trust Deed in place of the Issuer (or any previous substitute under Condition 13.3) in accordance with Condition 13.3 and the Trust Deed; and

(b)                                 (including the execution of a deed supplemental to or amending the Trust Deed) to ensure (i) that each Bond then outstanding will (during the period in which Conversion Rights may be exercised) be convertible into the class and amount of shares and other securities and property of the Successor in Business receivable upon such consolidation, amalgamation, merger, sale or transfer by a holder of the number of Ordinary Shares which would have become liable to be issued or transferred and delivered upon exercise of Conversion Rights immediately prior to such consolidation, amalgamation, merger, sale or transfer, or (ii) if, in the case of any such sale or transfer, no such shares or other securities and property are receivable by a holder of Ordinary Shares, that each Bond then outstanding will (during the period in which Conversion Rights may be exercised) be convertible into shares and other securities and property of the Successor in Business on such basis and with a Conversion Price (subject to adjustment as provided in these Conditions) as determined in good faith by an Independent Financial Adviser (each a Conversion Right Transfer).

The satisfaction of the requirements set out in subparagraphs (a) and (b) of this Condition 6.13 by the Issuer (or any previous substitute under Condition 13.3) is herein referred to as a Permitted Cessation of Business.

The above provisions of this Condition 6.13 will apply, mutatis mutandis to any subsequent consolidations, amalgamations, mergers, sales or transfers.

At the request of the Issuer but subject to the Issuer’s compliance with the provisions of subparagraph (a) and (b) of this Condition 6.13, the Trustee shall (at the expense of the Issuer), without the requirement for any consent or approval of the Bondholders, be obliged to concur with the Issuer in effecting any Conversion Right Transfer (including, inter alia, the execution of a deed supplemental to or amending the Trust Deed), provided that the Trustee shall not be obliged so to concur if in the opinion of the Trustee doing so would impose more onerous obligations upon it or expose it to further liabilities or reduce its protections, rights and benefits.

6.14                        Notice of Conversion Price

Notice of any adjustments to the Conversion Price shall be given by the Issuer to Bondholders in accordance with Condition 16 and the Trustee promptly after the determination thereof.

7.                                      REDEMPTION AND PURCHASE

7.1                               Final Redemption

Unless previously purchased and cancelled, redeemed or converted as herein provided, the Bonds will be redeemed at their principal amount on the Final Maturity Date.  The Bonds may only be redeemed at the option of the Issuer prior to the Final Maturity Date in accordance with Condition 7.2 or 7.3.

7.2                               Redemption at the Option of the Issuer

On giving not less than 30 nor more than 60 days’ notice (an Optional Redemption Notice) to the Trustee and to the Bondholders in accordance with Condition 16, the Issuer may redeem all but not some only of the Bonds on the date (the Optional Redemption Date) specified in the Optional Redemption Notice at their principal amount, together with accrued but unpaid interest to such date:

(a)                                 at any time on or after 27 March 2017, if on each of at least 20 dealing days in any period of 30 consecutive dealing days ending not earlier than seven dealing days prior to the giving of the relevant Optional Redemption Notice, the Volume Weighted Average Price of an Ordinary Share shall exceed 130% of the Conversion Price in effect (or deemed to be in effect and, for the avoidance of doubt, the Conversion Price deemed to be in effect on any dealing day which falls during a Change of Control Period shall be the Change of Control Conversion Price determined in accordance with Condition 6.2(j) which would apply on such dealing day if such dealing day were a Conversion Date in respect of the exercise of Conversion Rights) on each such dealing day (as verified by the Calculation Agent if so requested by the Issuer in its sole discretion); or

(b)                                 at any time if, prior to the date the relevant Optional Redemption Notice is given, Conversion Rights shall have been exercised and/or purchases (and corresponding cancellations) and/or redemptions effected in respect of 85% or more in principal amount of the Bonds originally issued (which shall for this purpose include any Further Bonds).

For the purposes of Condition 7.2(a), if on any dealing day in such 30 dealing day period the Volume Weighted Average Price on such dealing day shall have been quoted cum-Dividend (or cum-any other entitlement), the Volume Weighted Average Price of an Ordinary Share on such dealing day shall be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date (or, if that is not a dealing date, the immediately preceding dealing day) of first public announcement of such Dividend (or entitlement), determined on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.

7.3                               Redemption for Taxation Reasons

At any time the Issuer may, having given not less than 30 nor more than 60 days’ notice (a Tax Redemption Notice) to the Bondholders redeem (subject to the provisions of this Condition 7.3) all but not some only of the Bonds for the time being outstanding on the date (the Tax Redemption Date) specified in the Tax Redemption Notice at their principal amount, together with accrued but unpaid interest to such date, if:

(a)                                 the Issuer satisfies the Trustee immediately prior to the giving of such notice that the Issuer or (in circumstances where the Guarantor is required to make payment under the Guarantee) the Guarantor has or will become obliged to pay additional amounts pursuant to Condition 9 as a result of any change in, or amendment to, the laws or regulations of Belgium or Spain or any political subdivision or any authority thereof or therein having power to tax, or any change in the general application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after 27 February 2015; and

(b)                                 such obligation cannot be avoided by the Issuer or, as the case may be, the Guarantor taking reasonable measures available to it,

provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer or, as the case may be, the Guarantor would be obliged to pay such additional amounts were a payment in respect of the Bonds then due.

Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate signed by two directors of the Issuer stating that the obligation referred to in (a) above cannot be avoided by the Issuer or, as the case may be, the Guarantor taking reasonable measures available to it and (ii) an opinion of independent legal or tax advisers of recognised standing to the effect that such change or amendment has occurred and that the Issuer or, as the case may be, the Guarantor has or will be obliged to pay such additional amounts as a result thereof (irrespective of whether such amendment or change is then effective) and the Trustee shall be entitled to accept without any liability for so doing such certificate and opinion as sufficient evidence of the matters set out in (a) and (b) above in which event it shall be conclusive and binding on the Bondholders.

On the Tax Redemption Date the Issuer shall (subject to provisions of this Condition 7.3) redeem the Bonds at their principal amount, together with accrued interest to such date.

Notwithstanding the foregoing provisions of this Condition 7.3, if the Issuer gives a Tax Redemption Notice, each Bondholder will have the right to elect that his Bonds shall not be redeemed and that the provisions of Condition 9 shall not apply in respect of any payment of interest to be made on such Bonds which falls due after the relevant Tax Redemption Date, whereupon no additional amounts shall be payable in respect thereof pursuant to Condition 9 and payment of all amounts of such interest on such Bonds shall be made subject to the deduction or withholding of any Belgium and/or Spain taxation required to be withheld or deducted from time to time.  To exercise such right, the holder of the relevant Bond must complete, sign and deposit at the specified office of any Paying and Conversion Agent a duly completed and signed notice of election, in the form for the time being current, obtainable from the specified office of any Paying and Conversion Agent on or before the day falling ten days prior to the Tax Redemption Date.

References in this Condition 7.3 to Belgium and Spain shall be deemed also to refer to any jurisdiction in respect of which any undertaking or covenant equivalent to that in Condition 9 is given pursuant to the Trust Deed, (except that as regards such jurisdiction the words “becomes effective on or after 27 February 2015” at paragraph 7.3(a) above shall be replaced with the words “becomes effective after, and has not been announced on or before, the date on which any undertaking or covenant equivalent to that in Condition 9 was given pursuant to the Trust Deed)” and references in this Condition 7.3 to additional amounts payable under Condition 9 shall be deemed also to refer to additional amounts payable under any such undertaking or covenant.

7.4                               Optional Redemption and Tax Redemption Notices

The Issuer shall not give an Optional Redemption Notice or a Tax Redemption Notice at any time during a Change of Control Period or an Offer Period, and any such notice purported to be given by the Issuer during such period shall be invalid and of no effect and the relevant redemption shall not be made.  In addition, if the Issuer has, prior to the commencement of a Change of Control Period or an Offer Period, given an Optional Redemption Notice or a Tax Redemption Notice which specifies a date for redemption which falls in a Change of Control Period or an Offer Period, such notice shall be deemed to be immediately rescinded upon commencement of the relevant Change of Control Period or Offer Period (as the case may be) and shall have no effect and the relevant redemption shall not be made.  Any Optional Redemption Notice or Tax Redemption Notice shall be irrevocable.  Any such notice shall specify (a) the Optional Redemption Date or, as the case may be, the Tax Redemption Date, which shall be a business day in Brussels (b) the Conversion Price, the aggregate principal amount of the Bonds outstanding and the closing price of the Ordinary Shares as derived from the Relevant Stock Exchange, in each case as at the latest practicable date prior to the publication of the Optional Redemption Notice or, as the case may be, the Tax Redemption Notice, (c) the last day on which Conversion Rights may be exercised by Bondholders, and (d) the amount of accrued interest payable in respect of each Bond on the Optional Redemption Date or Tax Redemption Date, as the case may be.

For the purposes of this Condition 7.4:

Offer means an offer to Shareholders to acquire all or a majority of the outstanding Ordinary Shares, whether expressed as a legal offer, an invitation to treat or in any other way, in circumstances where such offer is available to all Shareholders (or all or substantially all Shareholders other than (i) any holder to whom such offer may not be extended pursuant to applicable securities or other laws, (ii) the offeror or any associate of the offeror or any person connected with, or deemed to be acting together with, the offeror or (iii) to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any stock exchange in any territory, it is determined not to make such an offer); and

Offer Period means the period commencing on the date that any person announces an intention to make an Offer pursuant to Article 5 of the Belgian Takeover Decree of 27 April 2007 and ending on the earlier of (i) the date such Offer is withdrawn, terminates or lapses, (ii) the date such Offer results in a Change of Control and (iii) (if an Offer is not made within 45 days following such announcement) the date falling 45 days after such announcement (both dates inclusive).

7.5                               Redemption at the Option of Bondholders upon a Change of Control

Following the occurrence of a Change of Control, the holder of each Bond will have the right to require the Issuer to redeem that Bond on the Change of Control Put Date at its principal amount, together with accrued and unpaid interest to such date.  To exercise such right, the holder of the relevant Bond must deliver such Bond to the specified office of any Paying and Conversion Agent, together with a duly completed and signed notice of exercise in the form for the time being current obtainable from the specified office of any Paying and Conversion Agent (a Change of Control Put Exercise Notice), at any time during the Change of Control Period.  The Change of Control Put Date shall be the tenth Brussels business day after the expiry of the Change of Control Period.

Payment in respect of any such Bond shall be made by euro cheque drawn on, or transfer to, a euro account maintained with, a bank in a city in which banks have access to the TARGET System in accordance with instructions given by the relevant Bondholder in the Change of Control Put Exercise Notice as specified by the relevant Bondholder in the relevant Change of Control Put Exercise Notice.

A Change of Control Put Exercise Notice, once delivered, shall be irrevocable and the Issuer shall redeem all Bonds the subject of Change of Control Put Exercise Notices delivered as aforesaid on the Change of Control Put Date.

7.6                               Purchase

Subject to the requirements (if any) of any stock exchange on which the Bonds may be admitted to listing and trading at the relevant time and subject to compliance with applicable laws and regulations, the Issuer, the Guarantor or any member of the Group may at any time purchase any Bonds in the open market or otherwise at any price.  Such Bonds may be held, re-sold or reissued or, at the option of the relevant purchaser, surrendered to any Paying and Conversion Agent for cancellation.

The Bonds so purchased, while held by or on behalf of the Issuer, the Guarantor or any member of the Group, shall not entitle the holder to, inter alia, vote at any meetings of the Bondholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of Bondholders for the purpose of Condition 13.1.

7.7                               Cancellation

All Bonds which are redeemed or in respect of which Conversion Rights are exercised will be cancelled and may not be reissued or resold.  Bonds purchased by the Issuer, the Guarantor or any member of the Group may be surrendered to the Principal Paying and Conversion Agent for cancellation and, if so surrendered, shall be cancelled and may not be reissued or resold.

Upon any purchase, reissue or resale of Bonds by the Issuer, the Guarantor or any member of the Group, the Issuer shall promptly give notice to Bondholders in accordance with Condition 16 specifying the aggregate nominal amount of Bonds so purchased, reissued or resold and the aggregate nominal amount of Bonds held by the Issuer, the Guarantor or any other member of the Group immediately following such purchase, reissue or resale.

7.8                               Multiple Notices

If more than one notice of redemption is given pursuant to this Condition 7, the first of such notices to be given shall prevail.

8.                                      PAYMENTS

8.1                               Payment

Without prejudice to Article 474 of the Belgian Code of Companies, payment of principal and interest payable on a redemption of the Bonds and payment of any interest due on an Interest Payment Date in respect of the Bonds will be made through the Principal Paying and Conversion Agent and the NBB System in accordance with the NBB System Regulations.  The payment obligations of the Issuer under the Bonds will be discharged by payment to the NBB in respect of each amount so paid, and Bondholders must thereupon look to the NBB System and the participant(s) therein through whom they hold their Bonds for their share of such payment.  The records of the NBB System and its participants shall be prima facie evidence of the relevant payments made.

Payment of all other amounts will be made as provided in these Conditions.

8.2                               Method of Payment

Each payment referred to in Condition 8.1 will be made not later than the due date for payment in euro by transfer to a euro account maintained by the payee with a bank in a city in which banks have access to the TARGET System.

Payment instructions (for value on the due date or, if that is not a business day in Brussels, for value the first following day which is a business day in Brussels) will be initiated on the business day in Brussels preceding the due date for payment.

8.3                               Payments subject to fiscal laws

All payments in respect of the Bonds (including under the Guarantee) are subject in all cases to any applicable fiscal or other laws and regulations applicable thereto in the place of payment.  No commissions or expenses shall be charged to the Bondholders in respect of such payments.

8.4                               Delay in payment

If any date for payment in respect of the Bonds is not a TARGET Business Day, the holder shall not be entitled to payment until the next following TARGET Business Day, nor to any interest or other sum in respect of such postponed payment.

8.5                               Paying and Conversion Agents, etc.

(a)                                 The names of the initial Paying and Conversion Agents and Domiciliary Agent and their initial specified offices are set out below.  The Issuer and the Guarantor reserve the right under the Agency Agreement at any time, with the prior written approval of the Trustee, to remove any Paying and Conversion Agent and the Domiciliary Agent, and to appoint other or further Paying and Conversion Agents or an additional Domiciliary Agent, provided that they will at all times:

(i)                                     maintain Paying and Conversion Agents having specified offices in:

(A)                               a European city;

(B)                               any place required by the rules of any relevant stock exchange if and for so long as the Bonds are listed or admitted to trading on any stock exchange or admitted to listing by any other relevant authority for which the rules require the appointment of a Paying and Conversion Agent in any particular place; and

(C)                               in a European Union member state (if any) that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive; and

(ii)                                  maintain a Domiciliary Agent that is at all times be a participant in the X/N System.

Notice of any such removal or appointment and of any change in the specified office of any Paying and Conversion Agent or the Domiciliary Agent will be given as soon as practicable to Bondholders in accordance with Condition 16.

As at the Closing Date, the initial Principal Paying and Conversion Agent and Domiciliary Agent is BNP Paribas Securities Services, Brussels branch whose specified office is at Boulevard Louis Schmidt 2, 1040 Brussels, Belgium.

(b)                                 The Issuer and the Guarantor reserve the right under the Agency Agreement at any time to vary or terminate the appointment of the Calculation Agent and appoint additional or other Calculation Agents, provided that they will maintain a Calculation Agent, which shall be a financial institution of international repute or a financial adviser with appropriate expertise.

8.6                               No charges

Neither the Paying and Conversion Agents nor the Domiciliary Agent shall make or impose on a Bondholder any charge or commission in relation to any payment, exchange, transfer or conversion in respect of the Bonds.

8.7                               Fractions

When making payments to Bondholders, if the relevant payment is not of an amount which is a whole multiple of the smallest unit of the relevant currency in which such payment is to be made, such payment will be rounded down in accordance with the NBB System Regulations.

9.                                      TAXATION

All payments of principal and interest by or on behalf of the Issuer in respect of the Bonds or, as the case may be, by the Guarantor under the Guarantee shall be made free and clear of, and without withholding or deduction for, or on account of, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Belgium or Spain or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law.  In that event, the Issuer or, as the case may be, the Guarantor shall pay such additional amounts as will result in receipt by the Bondholders of such amounts, after such withholding or deduction, as would have been received by them had no such withholding or deduction been required, except that no such additional amounts shall be payable in respect any Bond:

(a)                                 to a holder (or to a third party on behalf of a holder) who is subject to such taxes, duties, assessments or governmental charges in respect of such Bond by reason of his having some connection with Belgium or Spain otherwise than merely by holding the Bond or by the receipt of amounts in respect of the Bond; or

(b)                                 where such withholding or deduction is imposed on a payment to an individual or certain residual entities and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(c)                                  where such withholding or deduction is imposed because the holder (or the beneficial owner) is not an Eligible Investor (unless that person was an Eligible Investor at the time of its acquisition of the relevant Bond but has ceased from being an Eligible Investor by reason of a change in the Belgian tax laws or regulations or in the interpretation thereof) or is an Eligible Investor but is not holding the relevant Bond in an exempt securities account with a qualifying clearing system in accordance with the Belgian law of 6 August 1993 relating to transactions in certain securities and its implementation decrees.

References in these Conditions to principal and/or interest and/or any other amounts payable in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition or any undertaking or covenant given in addition thereto or in substitution therefor pursuant to the Trust Deed.

In accordance with Condition 7.3, the provisions of this Condition 9 shall not apply in respect of any payments of principal or interest which fall due after the relevant Tax Redemption Date in respect of any Bonds which are the subject of a Bondholder election pursuant to Condition 7.3.

10.                               EVENTS OF DEFAULT

The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall (subject in each case to being indemnified and/or secured and/or prefunded to its satisfaction and provided that in the case of paragraphs (b), (d), (h), (j), (l) and (m) (and, in the case of a Group Company other than the Issuer and the Guarantor only, paragraphs (f) and (g)) the Trustee shall have certified that in its opinion such event is materially prejudicial to the interests of Bondholders), give notice in writing to the Issuer and the Guarantor that the Bonds are, and they shall accordingly thereby immediately become, due and repayable at their principal amount, together with accrued interest (as provided in the Trust Deed), if any of the following events (each an Event of Default) shall have occurred:

(a)                                 the Issuer and the Guarantor fail to pay the principal of or any interest on any of the Bonds (or, as the case may be, the guaranteed payments in respect thereof) when due and such failure continues for a period of seven days in the case of principal and 14 days in the case of interest; or

(b)                                 the Issuer or the Guarantor (i) does not perform or comply with any one or more of its other obligations in respect of the Bonds or the Trust Deed or (ii) fails to perform or observe any obligation under Condition 11 which would, but for the provisions of applicable law, be a breach thereof and, in any such case of (i) or (ii) above, such default is incapable of remedy or, if (in the opinion of the Trustee) capable of remedy, is not (in the opinion of the Trustee) remedied within 30 days (or, in the case of failure to deliver Ordinary Shares due upon conversion of the Bonds, ten days) after the Issuer and the Guarantor shall have received from the Trustee written notice of such default; or

(c)                                  if (i) any Indebtedness of the Issuer, the Guarantor or any Group Company becomes capable of being declared due and repayable prematurely by reason of an event of default (however described); (ii) the Issuer, the Guarantor or any Group Company fails to make any payment in respect of any Indebtedness on the due date for payment; (iii) any security given by the Issuer, the Guarantor or any Group Company for any Indebtedness becomes enforceable; or (iv) default is made by the Issuer, the Guarantor or any Group Company in making any payment due under any guarantee and/or indemnity given by it in relation to any Indebtedness of any other person; provided that no such event shall constitute an Event of Default unless the relative Indebtedness, either alone or when aggregated with other Indebtedness relative to all (if any) other such events which shall have occurred, shall amount to at least €200,000 (or its equivalent in any other currency); or

(d)                                 if (i) a distress, attachment, execution or other legal process is levied, enforced or sued out on or against all or any substantial part of the property, assets or revenues of the Issuer, the Guarantor or any Group Company and is not discharged or stayed within 30 days or such longer period as may be permitted by the Trustee in its sole discretion; or (ii) any step is taken by any person with a view to the seizure, compulsory acquisition, expropriation or nationalisation of all or a material part of the assets of the Issuer, the Guarantor or any Group Company; or

(e)                                  any step is taken to enforce any mortgage, charge, pledge, lien or other encumbrance, present or future, created or assumed by the Issuer, the Guarantor or any Group Company (including the taking of possession or the appointment of a receiver, administrative receiver, administrator manager, judicial manager or other similar person (including a curateur/curator and a mandataire de justice/gerechtsmandataris or médiateur d’entreprise/ ondernemingsbemiddelaar under the Belgian law of 31 January 2009 on the continuity of enterprises)), unless the Issuer, the Guarantor or the relevant Group Company is contesting such enforcement action in good faith and the relevant enforcement action is discharged within 60 days; or

(f)                                   the Issuer, the Guarantor or any Group Company is insolvent or bankrupt or unable to pay its debts, or stops, suspends or publicly announces an intention to stop or suspend payment of all or a substantial part of (or of a particular type of) its debts, or proposes or makes any agreement for the deferral, rescheduling or other readjustment of all of (or all of a particular type of) its debts (or of any substantial part) which it will otherwise be unable to pay when due, or proposes or makes a general assignment or an arrangement or composition or compromise with or for the benefit of the relevant creditors in respect of any of such debts or a moratorium is agreed or declared or comes into effect in respect of or affecting all or any substantial part of (or of a particular type of) the debts of the Issuer, the Guarantor or any Group Company; or

(g)                                  an order is made or a resolution is passed for the winding-up, bankruptcy or dissolution of the Issuer, the Guarantor or any Group Company, or the Issuer, the Guarantor or any Group Company has passed a special resolution to have itself wound up or has made an announcement or issued a notice to that effect, or the Issuer, the Guarantor or any Group Company ceases or publicly announces an intention to cease to carry on all or a substantial part of its business or operations, except in any such case (i) as a result of a Permitted Cessation of Business, (ii) for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation on terms approved by the Trustee or by an Extraordinary Resolution of the Bondholders or (iii) in the case of a Group Company other than the Issuer or the Guarantor, whereby the undertaking and assets of the Group Company are transferred to or otherwise vested in the Issuer, the Guarantor or another Group Company; or

(h)                                 any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorisation, exemption, filing, licence, order, recording or registration) at any time required to be taken, fulfilled or done in order (i) to enable the Issuer and the Guarantor lawfully to enter into, exercise their respective rights and perform and comply with their respective obligations under the Bonds or the Trust Deed, as the case may be, (ii) to ensure that those obligations are legally binding and enforceable and (iii) to make the Bonds and the Trust Deed admissible in evidence is, in the case of (i), (ii) or (iii) above, not taken, fulfilled or done; or

(i)                                     a final judgment or judgments for the payment of money are rendered against the Issuer, the Guarantor or any Group Company and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)                                    it is or will become unlawful for the Issuer or the Guarantor to perform or comply with any of their respective payment obligations and/or (in the case of the Issuer) obligations to deliver Ordinary Shares under or in respect of the Bonds or the Trust Deed, as the case may be; or

(k)                                 the Guarantee is not (or is claimed by the Guarantor not to be) in full force and effect; or

(l)                                     any event occurs which under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in any of the foregoing paragraphs; or

(m)                             any other event occurs (including, without limitation, a material adverse change from the position applicable as at 27 February 2015 in the business affairs, operations, assets or condition (financial or otherwise) of the Issuer or the Guarantor), the effect of which is to materially imperil, delay or prevent the due fulfilment by the Issuer and the Guarantor of any of their payment obligations under the Bonds or the Trust Deed.

11.                               UNDERTAKINGS

Whilst any Conversion Right remains exercisable, the Issuer will, save with the approval of an Extraordinary Resolution or with the prior written approval of the Trustee where, in its opinion, it is not materially prejudicial to the interests of the Bondholders to give such approval:

(a)                                 not issue or pay up any Securities, in either case by way of capitalisation of profits or reserves, other than:

(i)                                     pursuant to a Scheme of Arrangement, to the extent available, involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or

(ii)                                  by the issue of fully paid Ordinary Shares to the Shareholders and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive Ordinary Shares or other Securities on a capitalisation of profits or reserves; or

(iii)                               by the issue of Ordinary Shares paid up in full out of profits or reserves (in accordance with applicable law) and issued wholly, ignoring fractional entitlements, in lieu of the whole or part of a cash dividend; or

(iv)                              by the issue of fully paid equity share capital (other than Ordinary Shares) to the holders of equity share capital of the same class and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive equity share capital (other than Ordinary Shares); or

(v)                                 by the issue of Ordinary Shares or any equity share capital to, or for the benefit of, any employee or former employee, director or executive (holding or formerly holding executive office) or the personal service company of any such person as well as certain current and former key persons and consultants of the Issuer or any of its Subsidiaries or any associated company or to trustees or nominees to be held for the benefit of any such person, in any such case pursuant to an employee, director or executive share or option scheme whether for all employees, directors, or executives or any one or more of them, unless, in any such case, the same constitutes a Dividend or otherwise gives (or, in the case of an issue or payment up of Securities in connection with a Change of Control, gives or will give, as the case may be) rise (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, give rise) to an adjustment to the Conversion Price or is (or, in the case of any issue or payment up of Securities in connection with a Change of Control, is or will be, as the case may be) otherwise taken into account for the purposes of determining whether such an adjustment should be made;

(b)                                 not in any way modify the rights attaching to the Ordinary Shares with respect to voting, dividends or liquidation nor issue any other class of equity share capital carrying any rights which are more favourable than such rights attaching to the Ordinary Shares but so that nothing in this Condition 11(b) shall prevent:

(i)                                     the issue of any equity share capital to employees (including directors holding or formerly holding executive or non-executive office or the personal service company of any such person as well as certain current and former key persons and consultants) whether of the Issuer or any of the Issuer’s subsidiaries or associated companies by virtue of their office or employment pursuant to any scheme or plan; or

(ii)                                  any consolidation, reclassification/redesignation or subdivision of the Ordinary Shares; or

(iii)                               any modification of such rights which is not, in the determination in good faith of an Independent Financial Adviser, materially prejudicial to the interests of the holders of the Bonds; or

(iv)                              any alteration to the articles of association of the Issuer made in connection with the matters described in this Condition 11 or which is supplemental or incidental to any of the foregoing (including any amendment made to enable or facilitate procedures relating to such matters and any amendment dealing with the rights and obligations of holders of Securities, including Ordinary Shares, dealt with under such procedures); or

(v)                                 any issue of equity share capital where the issue of such equity share capital results or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments or, where comprising Ordinary Shares, the fact that the consideration per Ordinary Share receivable therefor is at least 95% of the Current Market Price per Ordinary Share on the relevant date, otherwise result, in an adjustment to the Conversion Price; or

(vi)                              any issue of equity share capital or modification of rights attaching to the Ordinary Shares, where prior thereto the Issuer shall have instructed an Independent Financial Adviser to determine in good faith what (if any) adjustments should be made to the Conversion Price as being fair and reasonable to take account thereof and such Independent Financial Adviser shall have determined in good faith either that no adjustment is required or that an adjustment to the Conversion Price is required and, if so, the new Conversion Price as a result thereof and the basis upon which such adjustment is to be made and, in any such case, the date on which the adjustment shall take effect (and so that the adjustment shall be made and shall take effect accordingly); or

(vii)                           without prejudice to Condition 6.2(j) and Condition 7.5, the amendment of the articles of association of the Issuer following a Change of Control to ensure that any Bondholder exercising its Conversion Right after the occurrence of a Change of

Control will receive the same consideration for the Ordinary Shares arising on conversion as it would have received had it exercised its Conversion Right at the time of the occurrence of the Change of Control (a Change of Control Conversion Right Amendment);

(c)                                  procure that no Securities (whether issued by the Issuer or any member of the Group or procured by the Issuer or any member of the Group to be issued or issued by any other person pursuant to any arrangement with the Issuer or any member of the Group) issued without rights to convert into, or exchange or subscribe for, Ordinary Shares shall subsequently be granted such rights exercisable at a consideration per Ordinary Share which is less than 95% of the Current Market Price per Ordinary Share at the close of business on the last dealing day preceding the date of the first public announcement of the proposed inclusion of such rights unless the same gives rise (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, give rise) to an adjustment to the Conversion Price and that at no time shall there be in issue Ordinary Shares of differing accounting par values, save where such Ordinary Shares have the same economic rights;

(d)                                 not make any issue, grant or distribution or take or omit to take any other action if the effect thereof would be that, on conversion of the Bonds, Ordinary Shares could not, under any applicable law then in effect, be legally issued as fully paid;

(e)                                  not reduce its issued share capital, share premium account, or capital redemption reserve or any uncalled liability in respect thereof, or any non-distributable reserves, except:

(i)                                     pursuant to the terms of issue of the relevant share capital; or

(ii)                                  by means of a purchase or redemption of share capital of the Issuer to the extent, in any such case, permitted by applicable law; or

(iii)                               where the reduction does not involve any distribution of assets to Shareholders; or

(iv)                              solely in relation to a change in the currency in which the accounting par value of the Ordinary Shares is expressed; or

(v)                                 to create distributable reserves (to which, in respect of any such creation of distributable reserves by the Issuer, the Trustee will be deemed to have irrevocably given its consent (without any liability for so doing) prior to such creation of distributable reserves occurring and, to the extent that express consent is required, the Bondholders authorise and direct the Trustee to give its consent (without any liability for so doing) to such creation of distributable reserves); or

(vi)                              pursuant to a Scheme of Arrangement involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or

(vii)                           by way of transfer to reserves as permitted under applicable law; or

(viii)                        to set off accounting losses recognised by the Issuer or to create a reserve to set off foreseeable accounting losses, in each case in accordance with Article 614 of the Belgian Company Code; or

(ix)                              where the reduction is permitted by applicable law and the Trustee is advised by an Independent Financial Adviser, acting as an expert and in good faith, that the interests of the Bondholders will not be materially prejudiced by such reduction; or

(x)                                 where the reduction is permitted by applicable law and results (or, in the case of a reduction in connection with a Change of Control, results or will result, as the case may be) in (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, result in) an adjustment to the Conversion Price or is (or, in the case of a reduction in connection with a Change of Control, is or will be, as the case may be) otherwise taken into account for the purposes of determining whether such an adjustment should be made, provided that, without prejudice to the other provisions of these Conditions, the Issuer may exercise such rights as it may from time to time be entitled pursuant to applicable law to purchase, redeem or buy back its Ordinary Shares and any depositary or other receipts or certificates representing Ordinary Shares without the consent of Bondholders;

(f)                                   if any offer is made to all (or as nearly as may be practicable all) Shareholders (or all (or as nearly as may be practicable all) such Shareholders other than the offeror and/or any associates of the offeror) to acquire the whole or any part of the issued ordinary share capital of the Issuer, or if a scheme is proposed with regard to such acquisition, give notice in writing of such offer or scheme to the Trustee and the Bondholders at the same time as any notice thereof is sent to its Shareholders (or as soon as practicable thereafter) that details concerning such offer or scheme may be obtained from the specified offices of the Paying and Conversion Agents and, where such an offer or scheme has been recommended by the Board of Directors of the Issuer, or where such an offer has become or been declared unconditional in all respects or such scheme has become effective, use all reasonable endeavours to procure that a like offer or scheme is extended to the holders of any Ordinary Shares issued during the period of the offer or scheme arising out of the exercise of the Conversion Rights by the Bondholders and/or to the holders of the Bonds (which like offer or scheme in respect of such Bondholders shall entitle any such Bondholders to receive the same type and amount of consideration it would have received had it held the number of Ordinary Shares to which such Bondholder would be entitled assuming he were to exercise his Conversion Rights in the relevant Change of Control Period);

(g)                                  use all reasonable endeavours to ensure that the Ordinary Shares issued upon exercise of Conversion Rights will, as soon as is practicable, be admitted to listing and to trading on the Relevant Stock Exchange and will be listed, quoted or dealt in, as soon as is practicable, on any other stock exchange or securities market on which the Ordinary Shares may then be listed or quoted or dealt in (but so that this undertaking shall be considered as not being breached as a result of a Change of Control (whether or not recommended or approved by the Board of Directors of the Issuer) that causes or gives rise to, whether following the operation of any applicable compulsory acquisition provision or otherwise, (including at the request of the person or persons controlling the Issuer as a result of the Change of Control) a de-listing of the Ordinary Shares);

(h)                                 for so long as any Bond remains outstanding, use all reasonable endeavours to ensure that its issued and outstanding Ordinary Shares shall be admitted to listing on the Relevant Stock Exchange (but so that this undertaking shall be considered as not being breached as a result of a Change of Control (whether or not recommended or approved by the Board of Directors of the Issuer) that causes or gives rise to, whether following the operation of any applicable compulsory acquisition provision or otherwise, (including at the request of the person or persons controlling the Issuer as a result of the Change of Control) a de-listing of the Ordinary Shares);

(i)                                     issue, allot and deliver Ordinary Shares on exercise of Conversion Rights in accordance with these Conditions and at all times ensure that it has authority to issue free from pre-emptive rights or other similar rights out of its authorised but unissued share capital such number of

Ordinary Shares as would enable the Conversion Rights that remain exercisable, and all other rights of subscription and exchange for and conversion into Ordinary Shares to be satisfied in full;

(j)                                    (i) use all reasonable endeavours to procure that the terms of Conditions 6.2(j), 6.7 and 7.5 are approved by a resolution of the shareholders of the Issuer in a general meeting, and in connection therewith to propose a resolution to such effect at the next general meeting of shareholders of the Issuer held after the Closing Date; (ii) give notice to the Bondholders in accordance with Condition 16 within 7 days following such general meeting, confirming whether or not the resolution has been approved by the shareholders; and (ii) immediately following approval of such resolution to file a copy thereof with the Clerk of the Commercial Court of Leuven (greffe du tribunal de commercel/griffie van de rechtbank van koophandel);

(k)                                 (i) on the Closing Date, deduct the Initial Escrow Amount from the net proceeds of issue of the Bonds and transfer such Initial Escrow Amount to the Escrow Account; and (ii) not (and will procure that the Guarantor does not) at any time withdraw or otherwise seek to use, secure or employ any funds so transferred into the Escrow Account other than in circumstances permitted by Condition 3.2 and the Escrow Deed.

The Issuer and the Guarantor have undertaken in the Trust Deed to deliver to the Trustee annually a certificate signed by two directors of the Issuer and the Guarantor, as to there not having occurred an Event of Default or Potential Event of Default (as defined in the Trust Deed) since the date of the last such certificate or if such event has occurred as to the details of such event.  The Trustee will be entitled to rely without liability on such certificate and shall not be obliged to independently monitor whether an Event of Default or Potential Event of Default has occurred or monitor compliance by the Issuer or the Guarantor with the undertakings set forth in this Condition 11, nor be liable to any person for not so doing.

12.                               PRESCRIPTION

Claims against the Issuer and the Guarantor for payment in respect of the Bonds shall be prescribed and become void unless made within ten years (in the case of principal or guarantee payments in respect thereof) or five years (in the case of interest or any guarantee payments in respect thereof) from the appropriate Relevant Date in respect of such payment and thereafter any principal, interest or other amounts payable in respect of such Bonds shall be forfeited and revert to the Issuer.

Claims in respect of any other amounts payable in respect of the Bonds shall be prescribed and become void unless made within ten years following the due date for payment thereof.

13.                               MEETINGS OF BONDHOLDERS, MODIFICATION AND WAIVER, SUBSTITUTION

13.1                        Meetings of Bondholders

All meetings of Bondholders will be held in accordance with the provisions of Article 568 sq.  of the Belgian Company Code with respect to meetings of Bondholders; provided however that the Issuer shall, at its own expense, promptly convene a meeting of Bondholders upon demand of the Trustee, and the Trustee shall so demand upon the request in writing of Bondholders holding not less than one-fifth of the aggregate principal amount of the outstanding Bonds.  Subject to the quorum and majority requirements set out in Article 574 of the Belgian Company Code, and if required thereunder subject to validation by the court of appeal of Brussels, the meeting of Bondholders shall be entitled to exercise the powers set out in Article 568 of the Belgian Company Code and to modify or waive any provision of these Conditions, provided however that the following matters may only be sanctioned by an Extraordinary Resolution passed at a meeting of Bondholders in accordance with Article 568 of the Belgian Company Code: (i) proposal to change any date fixed for payment of any principal or interest in respect of the Bonds, to reduce the amount of principal or interest payable on any date in respect of the Bonds or to alter the method of calculating the amount of any payment in respect of the Bonds on redemption or maturity or the date for any such payment; (ii) proposal to effect the exchange, conversion or substitution of the Bonds for, or the conversion of the Bonds into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed (other than as permitted under these Conditions and the Trust Deed); (iii) proposal to change the currency in which amounts due in respect of the Bonds are payable; (iv) proposal to modify the provisions relating to, or cancel, the Conversion Rights (other than a reduction to the Conversion Price); or (v) proposal to change the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution.  Resolutions duly passed in accordance with these provisions shall be binding on all Bondholders, whether or not they are present at the meeting and whether or not they vote in favour of such a resolution.

Convening notices for meetings of Bondholders shall be made in accordance with Article 570 of the Belgian Company Code, which at the Closing Date required an announcement to be published not less than fifteen days prior to the meeting in the Belgian Official Gazette (Moniteur Belge/Belgisch Staatsblad) and in a newspaper of national distribution in Belgium.

The Trust Deed provides that a resolution in writing signed by or on behalf of holders of 100 per cent.  of the aggregate principal amount of the Bonds outstanding shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of Bondholders duly convened and held.  Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more Bondholders.

13.2                        Modification, Waiver, Authorisation and Determination

The Trustee may agree, without the consent of the Bondholders, to (a) any modification of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Escrow Deed, any deed supplemental to the Escrow Deed, the Bonds or these Conditions which, in the opinion of the Trustee, is of a formal, minor or technical nature or is made to correct a manifest error or an error which, in the opinion of the Trustee, is proven, or to comply with mandatory provisions of law, and (b) any other modification (except such modifications set out in (i) to (v) in Condition 13.1 above) to the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or these Conditions, and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or these Conditions which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Bondholders.  The Trustee may, without the consent of the Bondholders, determine any Event of Default or a Potential Event of Default (as defined in the Trust Deed) should not be treated as such, provided that in the opinion of the Trustee, the interests of Bondholders will not be materially prejudiced thereby.  Any such modification, authorisation, waiver or determination shall be binding on the Bondholders and, if the Trustee so requires, shall be notified to the Bondholders promptly in accordance with Condition 16.

13.3                        Substitution

The Trust Deed contains provisions permitting the Trustee (at the expense of the Issuer, failing whom the Guarantor) to agree, without the consent of the Bondholders, to the substitution in place of the Issuer (or any previous substitute or substitutes under this Condition) as the principal debtor under the Bonds and the Trust Deed of (a) any Successor in Business (as defined in Condition 6.13) or (b) any Subsidiary of the Issuer, in each case, as principal debtor under the Trust Deed and the Bonds (a Substitution).  Such Substitution shall be subject to (i) the relevant provisions of the Trust Deed; (ii) the Guarantee continuing in full force and effect; and (iii) save in the case of a Substitution in place of the Issuer of a Successor in Business, the Bonds being unconditionally and irrevocably guaranteed by the Issuer and continuing to be convertible or exchangeable into Ordinary Shares as provided in these Conditions mutatis mutandis, or, in the case of a substitution in place of the Issuer of a Successor in Business, the Bonds being exchangeable into the class and amount of shares and other securities and property of the Successor in Business as prescribed by and in accordance with Condition 6.13, provided that in any such case, (A) the Trustee being satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution, and (B) the relevant conditions for substitution set out in the Trust Deed being complied with.  In the case of such a substitution the Trustee may agree, without the consent of the Bondholders, to a change of the law governing the Bonds and/or the Trust Deed provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Bondholders.  Any such substitution shall be binding on the Bondholders and shall be notified promptly to the Bondholders.

13.4                        Entitlement of the Trustee

In connection with the exercise of its functions (including but not limited to those referred to in this Condition) and the exercise or performance of any right, power, trust, authority, duty or discretion under or in relation to these Conditions (including, without limitation, in relation to any modification, waiver, authorisation, determination or substitution as referred to above), the Issuer, the Guarantor, the Paying and Conversion Agents and the Trustee shall:

(a)                                 (subject to Condition 8.1 as regards discharge of payment obligations) deem and treat each person shown in the records of (i) the NBB System or (ii) Euroclear, Clearstream, Luxembourg or any other clearing system that is a direct participant in the NBB System, as the holder of a particular principal amount of the Bonds as a Bondholder; and

(b)                                 have regard to the interests of the Bondholders as a class but shall not have regard to any interests arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of the exercise or performance of its trusts, powers or discretions for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political subdivision thereof, and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders.

13.5                        Meetings of Shareholders

Bondholders shall be entitled to attend all meetings of shareholders of the Issuer in accordance with Article 537 of the Belgian Company Code and to receive any documents that are to be distributed to them in accordance with Articles 535 and 553 of the Belgian Company Code.  Bondholders who attend any meetings of shareholders of the Issuer shall be entitled only to a consultative vote in accordance with Belgian law.

14.                               ENFORCEMENT

The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer and/or the Guarantor as it may think fit to enforce the provisions of the Trust Deed and the Bonds, but it shall not be bound to take any such proceedings or any other action in relation to the

Trust Deed or the Bonds unless (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding, and (b) it shall have been indemnified and/or secured and/or prefunded to its satisfaction.  No Bondholder shall be entitled to proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and the failure shall be continuing.

15.                               THE TRUSTEE

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including relieving it from taking proceedings unless indemnified and/or secured and/or prefunded to its satisfaction.  The Trustee is entitled to enter into business transactions with the Issuer and the Guarantor and any entity related to the Issuer or the Guarantor without accounting for any profit and to act as trustee for the holders of any other securities issued or guaranteed by, or relating to, the Issuer, the Guarantor and/or any Group Company, to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such transactions or, as the case may be, any such trusteeship without regard to the interests of, or consequences for, the Bondholders and to retain and not be liable to account for any profit made or any other amount or benefit received thereby or in connection therewith.  The Trustee may rely, without liability to Bondholders, on a report, confirmation or certificate or any advice of the Issuer, the Guarantor, any accountants, financial advisers or financial institution, whether or not addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or in any other manner) by reference to a monetary cap, methodology or otherwise and, if so relied upon, such report, confirmation or certificate or advice shall be binding on the Issuer, the Guarantor, the Trustee and the Bondholders in the absence of manifest error.

16.                               NOTICES

All notices regarding the Bonds will be valid if published:

(a)                                 through the electronic communication system of Bloomberg;

(b)                                 (so long as the Bonds are listed on the Open Market (Freiverkehr) segment of the Frankfurt Stock Exchange or another market or exchange) in such manner (if any) as may be required by the rules of such market or exchange; and

(c)                                  (in respect of a notice convening a Bondholder meeting) in accordance with Article 570 of the Belgian Company Code (as further described in Condition 13.1).

Any such notice shall be deemed to have been given on the date of such publication or, if required to be published in more than one newspaper or in more than one manner, on the date of the first such publication in all the required newspapers or in each required manner.

For so long as the Bonds are held by or on behalf of the NBB System, notices to Bondholders may also be delivered to the NBB System for onward communication to Bondholders via participants in the NBB System in substitution for publication as provided under (a) above (but, for the avoidance of doubt, without prejudice to any required publication in accordance with (b) or (c)).  Any such notice shall be deemed to have been given to Bondholders on the calendar day after the date on which the said notice was given to the NBB System.

If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve.

17.                               FURTHER ISSUES

The Issuer may from time to time without the consent of the Bondholders create and issue further securities either having the same terms and conditions in all respects as the Bonds (or in all respects except for the first date on which conversion rights may be exercised) and so that such further issue shall be consolidated and form a single series with the Bonds (referred to herein as the Further Bonds) or upon such terms as the Issuer may determine at the time of their issue.  Any Further Bonds shall be constituted by a deed supplemental to the Trust Deed.

18.                               CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

No person shall have any right to enforce any term or condition of the Bonds under the Contracts (Rights of Third Parties) Act 1999.

19.                               GOVERNING LAW AND JURISDICTION

19.1                        Governing law

The Trust Deed, the Agency Agreement, the Calculation Agency Agreement and the Bonds and any non-contractual obligations arising out of or in connection therewith are governed by, and shall be construed in accordance with, English law, save that Condition 13.1 and any matter relating to the dematerialised form of the Bonds and the issue of Ordinary Shares and Additional Ordinary Shares following conversion (and any non-contractual obligations arising out of or in connection therewith) shall be governed by, and construed in accordance with, Belgian law.

19.2                        Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with the Trust Deed or the Bonds (including any dispute relating to any non-contractual obligations arising out of or in connection with therewith) and accordingly any legal action or proceedings arising out of or in connection with the Trust Deed or the Bonds (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) (Proceedings) may be brought in such courts.  Each of the Issuer and the Guarantor has in the Trust Deed irrevocably submitted to the jurisdiction of such courts and has waived any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum.  This submission is made for the benefit of the Trustee and each of the Bondholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

19.3                        Agent for Service of Process

Each of the Issuer and the Guarantor has irrevocably appointed Law Debenture Corporate Services Limited at its registered office for the time being, currently at 100 Wood Street, London EC2V 7EX, as its agent in England to receive service of process in any Proceedings in England.  Nothing herein or in the Trust Deed shall affect the right to serve process in any other manner permitted by law.